As filed with the Securities and Exchange Commission on April 27, 2006

1933 Act Registration Number:	33-25138
1940 Act Registration Number:	811-05681

SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		X
Pre-Effective Amendment Number
Post-Effective Amendment Number	24	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		X
Amendment Number:	26

ND Tax-Free Fund, Inc. (Exact Name of Registrant as Specified in Charter)

1 North Main, Minot, North Dakota 58703 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (701) 852-5292

With a copy to:
Robert E. Walstad Integrity Mutual Funds, Inc. 1 North Main Street Minot, ND 58703	Bibb L. Strench, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, NW Washington, DC 20004
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
X	Immediate upon filing pursuant to paragraph (b)
On _____________, pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
On _____________, pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
On _____________, pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:	Shares of Common Stock

May 1, 2006

[Logo]

MONTANA TAX-FREE FUND, INC.
ND TAX-FREE FUND, INC.

Prospectus

This prospectus is intended to provide important information to help you evaluate whether one of the Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference. To learn more about how the Funds can help you achieve your financial goals, call us at (800) 276-1262.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
Montana Tax-Free Fund, Inc.
Fund Summary	3
How the Montana Fund Has Performed	5
ND Tax-Free Fund, Inc.
Fund Summary	7
How the ND Fund has Performed	9

What are the Funds’ Expenses?	12
Cost of Investing Examples	14
Fund Management	15
Principal Investment Strategies	16
How We Select Investments	17
Risk Management	18
Principal Risk Factors	19
Portfolio Holdings Disclosure	20
The Shares We Offer	20
How to Reduce Your Sales Charge	23
How to Buy Shares	24
Systematic Investing – the Monthomatic Investment Plan	27
Special Services	27
How to Sell Shares	28
Systematic Withdrawal Program	31
Distributions and Tax Information	32
Distribution Plan (12b-1 Plan)	34
Net Asset Value	34
Fund Service Providers	35
Shareholder Inquiries	36
Financial Highlights	36
Appendix – Additional State Information	41
Privacy Policy	47

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MONTANA TAX-FREE FUND, INC.
Fund Summary

Investment Objective

The Montana Tax-Free Fund (“Montana Fund”) seeks to provide its shareholders with as high a level of current income exempt from federal income tax (other than the alternative minimum tax (“AMT”)) and Montana income taxes as is consistent with preservation of capital.

Principal Strategies: How the Fund Pursues its Objective

The Fund purchases primarily Montana municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase. The Fund may buy non-rated municipal bonds if its Investment Adviser judges them to be of comparable quality. The Fund is non-diversified and may invest more of its assets in a single issuer than a diversified mutual fund. The expected average dollar weighted maturity of the Fund’s portfolio is between 15 and 25 years. To pursue its objective, the Fund normally invests at least 80% of its assets (including any borrowings for investment purposes) in municipal securities that pay interest free from:

•	federal income taxes, including the AMT; and
•	Montana personal income taxes.

Municipal securities are issued by state and local governments, their agencies and authorities, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest and require that the amount borrowed (principal) be repaid at maturity.

Although the Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of its assets may be invested in tax-free securities that pay interest that may be subject to the AMT and, although not anticipated, in securities that pay taxable interest.

The Fund may invest up to 30% of its net assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), the interest on which is exempt from federal and Montana personal income taxes. The Fund may invest up to 20% of its net assets in private activity bonds, the interest on which is a tax preference item for purposes of the AMT.

For temporary defensive purposes, the Fund may invest in any of the following short-term, fixed-income obligations, the interest on which is subject to federal income taxes: obligations of the U. S. Government, its agencies or instrumentalities; debt securities rated within the three highest grades of Moody’s Investor Services (“Moody’s”) or Standard and Poor’s Rating Group (“S&P”); commercial paper rated in the highest two grades by either of those rating services (P-1, P-2 or A-1, A-2, respectively); certificates of deposit of domestic banks , including foreign branches of domestic banks, which have capital , surplus and undivided profits that exceed $25,000,000; and municipal securities or any of the foregoing temporary investments subject to short-term repurchase agreements.

The Fund’s investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond’s investment potential, the investment adviser considers the bond’s yield, price, credit quality and future prospects.

The Fund may also invest in futures and options on futures solely for hedging purposes

Principal Risks: What are the Risks of Investing in the Fund?

You should be aware that loss of money is a risk of investing. The principal risks of investing in the Fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The longer the average maturity of a fund’s portfolio, the greater its interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. These may have increased speculative characteristics and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

Because the Fund is non-diversified and invests primarily in Montana bonds, it is particularly susceptible to any economic, political or regulatory developments affecting a particular issuer or issuers of Montana bonds in which it invests. Investing primarily in a single state makes the Fund more sensitive to risks specific to the state. Investing a significant portion of its assets in the municipal securities of U.S. territories and possessions also makes the Fund more sensitive to risks specific to such U.S. territories and possessions. Please refer to the Appendix for additional risks of investing in Montana bonds and bonds issued by U.S. territories and possessions.

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large proportion of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund’s future income and yield as well as its distributions to shareholders.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation and pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Because the Fund uses hedging strategies, it also bears the risk that the price movements of the futures and options will not correlate with the price movements of the portfolio securities being hedged.

Is the Fund Right for You?

You may wish to invest in the Fund if you seek to:

•	Earn regular monthly dividends free from federal tax (excluding AMT) and Montana income tax;
•	Preserve investment capital over time;
•	Reduce taxes on investment income; or
•	Set aside money systematically for retirement, estate planning or college funding.

You may wish to not invest in the Fund if you seek to:

•	Pursue an aggressive, high-growth investment strategy;
•	Invest through an IRA or 401(k) plan;
•	Avoid fluctuations in share price; or
•	Avoid the AMT.

How the Fund has Performed

The following bar chart and table provide some indication of the risk of investing in the Fund by showing performance changes from year to year and how average annual returns over one, five and ten-year periods and since the inception of the Fund compare with those of a broad measure of market performance.

The bar chart shows the Fund’s annual returns with respect to its Class B Shares on a before-tax basis. Returns before taxes do not reflect the effects of any income or capital gains taxes. If taxes were included, the annual returns would be lower than those shown. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes. Past performance, before and after taxes, is no guarantee of future results.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Annual Total Returns For Class B (as of 12/31 each year)
[bar chart]

1996	5.52%
1997	5.96%
1998	3.66%
1999	(2.32)%
2000	8.97%
2001	4.62%
2002	(1.44)%
2003	0.66%
2004	0.22%
2005	0.68%

For the periods shown, the highest and lowest quarterly returns were 4.53% and (2.44)% for the quarters ending December 29, 2000, and December 31, 2002, respectively.

The bar chart and highest/lowest quarterly returns do not reflect the Fund’s sales charges, which would reduce returns, while the average annual return table below does reflect applicable sales charges.

Average Annual Total Return (for the period ended December 31, 2005)
	1 Year	5 Years	10 Years	Since Inception[1]
Montana Tax-Free Fund (Class B Shares)
Return before taxes	(3.20)%	0.93%	N/A2	3.17%
Return after taxes on distributions	(3.20)%	0.76%	N/A2	3.17%
Return after taxes on distributions and sale of fund shares	(0.83)%	1.23%	N/A2	3.35%
Montana Tax-Free Fund (Class A Shares)
Return before taxes	(3.27)%	0.53%	N/A	2.02%
Lehman Brothers Municipal Bond Index[3]	3.53%	5.59%	N/A	5.81%

1The inception date of the Class B Shares of the Fund is August 12, 1993; for the A Shares, the inception date is January 7, 2000.

2Class B shares will automatically convert to Class A Shares approximately eight years after purchase.

3The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last fifteen years as part of an offering of over $50 million and with a maturity of at least two years. It includes reinvested interest, but reflects no deduction for fees, expenses or taxes. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio.

ND TAX-FREE FUND, INC.
Fund Summary

Investment Objective

The ND Tax-Free Fund (“ND Fund”) seeks to provide its shareholders with as high a level of current income exempt from federal income tax (other than the alternative minimum tax (“AMT”)) and North Dakota income taxes as is consistent with preservation of capital.

Principal Strategies: How the Fund Pursues its Objective

The Fund purchases primarily North Dakota municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase. The Fund may buy non-rated municipal bonds if its investment adviser judges them to be of comparable quality. The Fund is non-diversified and may invest more of its assets in a single issuer than a diversified mutual fund. The expected average dollar weighted maturity of the Fund’s portfolio is between 15 and 25 years. To pursue its objective, the Fund normally invests at least 80% of its assets (including any borrowings for investment purposes) in municipal securities that pay interest free from:

•	federal income taxes, including the AMT; and
•	North Dakota personal income taxes.

Municipal securities are issued by state and local governments, their agencies and authorities, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest and require that the amount borrowed (principal) be repaid at maturity.

Although the Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of its assets may be invested in tax-free securities that pay interest that may be subject to the AMT and, although not anticipated, in securities that pay taxable interest.

The Fund may invest up to 30% of its net assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), the interest on which is exempt from federal and North Dakota personal income taxes. The Fund may invest up to 20% of its net assets in private activity bonds, the interest on which is a tax preference item for purposes of the AMT.

For temporary defensive purposes, the Fund may invest in any of the following short-term, fixed-income obligations, the interest on which is subject to federal income taxes: obligations of the U.S. Government, its agencies or instrumentalities; debt securities rated within the three highest grades of Moody’s or S&P; commercial paper rated in the highest two grades by either of those rating services (P-1, P-2 or A-1, A-2, respectively); certificates of deposit of domestic banks, including foreign branches of domestic banks, which have capital, surplus and undivided profits that exceed $25,000,000; and municipal securities or any of the foregoing temporary investments subject to short-term repurchase agreements.

The Fund’s investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond’s investment potential, the investment adviser considers the bond’s yield, price, credit quality and future prospects.

The Fund may also invest in options and futures solely for hedging purposes.

Principal Risks: What are the Risks of Investing in the Fund?

You should be aware that loss of money is a risk of investing. The principal risks of investing in the Fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The longer the average maturity of a fund’s portfolio, the greater its interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. These may have increased speculative characteristics and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

Because the Fund is non-diversified and invests primarily in North Dakota bonds, it is particularly susceptible to any economic, political or regulatory developments affecting a particular issuer or issuers of North Dakota bonds in which it invests. Investing primarily in a single state makes the Fund more sensitive to risks specific to the state. Investing a significant portion of its assets in the municipal securities of U.S. territories and possessions also makes the Fund more sensitive to risks specific to such U.S. territories and possessions. Please refer to the Appendix for additional risks of investing in North Dakota bonds and bonds issued by U.S. territories and possessions.

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund’s income and yield as well as its distributions to shareholders.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation and pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Because the Fund uses hedging strategies, it also bears the risk that the price movements of the futures and options will not correlate with the price movements of the portfolio securities being hedged.

Is the Fund Right for You?

You may wish to invest in the Fund if you seek to:

•	Earn regular monthly dividends free from federal tax (excluding AMT) and North Dakota income tax;
•	Preserve investment capital over time;
•	Reduce taxes on investment income; or
•	Set aside money systematically for retirement, estate planning or college funding.

You may wish to not invest in the Fund if you seek to:

•	Pursue an aggressive, high-growth investment strategy;
•	Invest through an IRA or 401(k) plan;
•	Avoid fluctuations in share price; or
•	Avoid the AMT.

How the Fund has Performed

The following bar chart and table provide some indication of the risk of investing in the Fund by showing performance changes from year to year and how average annual returns over one, five and ten-year periods and since inception compare with those of a broad measure of market performance.

The bar chart shows the Fund’s annual returns with respect to its Class B Shares on a before-tax basis. Returns before taxes do not reflect the effects of any income or capital gains taxes. If taxes were included, the annual returns would be lower than those shown. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from Fund returns, or taxes. Past performance, before and after taxes, is no guarantee of future results.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Annual Total Returns For Class B (as of 12/31 each year)

[bar chart]

1996	6.62%
1997	4.17%
1998	3.48%
1999	(1.11)%
2000	8.13%
2001	4.53%
2002	(0.10)%
2003	0.04%
2004	(1.42)%
2005	0.92%

For the periods shown, the highest and lowest quarterly returns were 3.21% and (2.31)% for the quarters ending December 29, 2000, and June 30, 2005, respectively.

The bar chart and highest/lowest quarterly returns do not reflect the Fund’s sales charges, which would reduce returns, while the average annual return table below does reflect applicable sales charges.

Average Annual Total Return (for the period ended December 31, 2005)
	1 Year	5 Years	10 Years	Since Inception[1]
ND Tax-Free Fund (Class B Shares)
Return before taxes	(3.00)%	0.77%	N/A2	3.65%
Return after taxes on distributions	(3.00)%	0.61%	N/A2	3.65%
Return after taxes on distributions	(0.89)%	1.10%	N/A2	3.84%
ND Tax-Free Fund (Class A Shares)
Return before taxes	(2.84)%	0.38%	N/A	1.72%
Lehman Brothers Municipal Bond Index[3]	3.53%	5.59%	N/A	7.01%

1The inception dates of the Fund for Class B Shares is January 3, 1989, and the inception date for Class A Shares is January 7, 2000.

2Class B Shares will automatically convert to Class A shares approximately eight years after purchased. 3The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last fifteen years as part of an offering of over $5 million and with a maturity of at least two years. It includes reinvested interest, but reflects no deduction for fees, expenses or taxes. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio.

WHAT ARE THE FUNDS’ EXPENSES?

This table describes the fees and expenses that you may pay if you buy and hold shares of each Fund.

	Montana Fund		ND Fund
	Class A	Class B	Class A	Class B
Shareholder Fees (fees paid directly from your investment)[1]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%[2]	None	4.25%[2]	None
Maximum Deferred Sales Charge (Load)	1.00%[3]	4.00%	1.00%[3]	4.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fees	None	None	None	None
Exchange Fees	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees[4]	0.25%	0.75%	0.25%	0.85%
Other Expenses	0.44%	0.43%	0.51%	0.51%
Total Annual Fund Operating Expenses	1.29%	1.78%	1.36%	1.96%
Contractual Fee Waivers and Expense Reimbursements[5]	(0.22)%	(0.21)%	(0.29)%	(0.29)%
Net Annual Fund Operating Expenses (after Contractual Fee Waivers and Expense Reimbursements)[6]	1.07%	1.57%	1.07%	1.67%

1Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

2Reduced sales charges apply to Class A purchases of $50,000 or more. Please refer to “The Shares We Offer” for additional information.

3In the case of Class A investments made at or above the $1 million breakpoint (where you do not pay an initial sales charge), you may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

4Because the Funds pay 12b-1 fees, long-term shareholders may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

5The Investment Adviser has contractually agreed to maintain expense levels of the Funds at the following annual rates through December 31, 2006: Montana Fund (Class A) 1.07%; Montana Fund (Class B) 1.57%; ND Fund (Class A) 1.07%; and ND Fund (Class B) 1.67%. In addition to the contractual commitment to maintain Fund expense levels, the Investment Adviser may also voluntarily waive or reimburse additional fees and expenses.

6For fiscal year 2005, after voluntarily waived fees and expense reimbursements, the Funds’ net annual operating expenses were: Montana Fund (Class A): 1.00%; Montana Fund (Class B): 1.50%; ND Fund (Class A): 1.00%; and ND Fund (Class B): 1.60%.

COST OF INVESTING EXAMPLE

The following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The examples below assume you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The example assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Montana Tax-Free Fund
Class A	$552	$824	$1,125	$2,017
Class B	$582	$875	$1,108	$2,295
ND Tax-Free Fund
Class A	$557	$843	$1,157	$2,091
Class B	$600	$930	$1,204	$2,514

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Montana Tax-Free Fund
Class A	$552	$824	$1,125	$2,017
Class B	$182	$575	$1,008	$2,295
ND Tax-Free Fund
Class A	$557	$843	$1,157	$2,091
Class B	$200	$630	$1,104	$2,514

FUND MANAGEMENT

Integrity Money Management, Inc. (the “Investment Adviser”), 1 Main Street North, Minot, North Dakota 58703, is the investment adviser to the Funds. The Investment Adviser and its affiliates have been advising mutual Funds since 1989 and as of March 31, 2006, has assets under management of approximately $393 million. The Investment Adviser is responsible for the selection and ongoing monitoring of the securities in the Funds’ portfolios, performing certain evaluations of the Funds’ portfolio securities, managing the Funds’ business affairs and providing certain administrative services, office space, equipment and clerical services for managing the Funds’ investments and effecting their portfolio transactions. The Investment Adviser also pays the salaries and fees of all officers and directors of the Funds who are affiliated persons of the Investment Adviser.

Mr. Monte Avery, Chief Portfolio Strategist, is the portfolio manager for the Funds and is primarily responsible for the day-to-day management of each Fund’s portfolio, including credit analysis and the execution of portfolio transactions, under the general supervision and direction of Robert E. Walstad, President of the Funds. All portfolio management decisions are subject to periodic review by Mr. Walstad and to quarterly review by the Board of Directors.

Mr. Walstad started in the securities business with PaineWebber as a retail broker in 1972. In 1977, he became branch manager with Dean Witter Reynolds and spent ten years in that capacity. In 1987, Mr. Walstad founded Integrity Mutual Funds, Inc., the sponsor of the Integrity family of funds, which offered its first fund in 1989. Integrity Mutual Funds, Inc. wholly-owns the Funds’ Investment Adviser and Underwriter. Mr. Walstad has been President of the Investment Adviser since its inception and was President of the Underwriter from 1996 to 2003. Mr. Walstad has been President of and has supervised and directed the management of the Funds since they commenced operations. In addition to the Funds, Mr. Walstad is also the President of and supervises and directs the management of Integrity Fund of Funds, Inc. (since its inception); Integrity Managed Portfolios (since January 1996), which currently offers six portfolio series; and The Integrity Funds (since May 2003), which currently offers seven portfolio series.

Mr. Avery started in the securities business with PaineWebber in 1981 as a retail broker, transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, ND) to help start their Invest Center. He transferred back to Dean Witter in 1993 where he remained until he joined Integrity Mutual Funds, Inc. in 1995. Since that time, Mr. Avery has been a co-manager of the Funds and effective in February 2000, the manager of the Funds. From January 1996 until September 2001 and September 2002 to present, he has been the portfolio manager for the Integrity Fund of Funds, Inc. He has also been a co-portfolio manager of the Kansas Municipal Fund, Kansas Insured Intermediate Fund, Nebraska Municipal Fund and Oklahoma Municipal Fund since January 1996. Mr. Avery became manager of these Funds in February 2000 and has been manager of the Maine Municipal Fund and the New Hampshire Municipal Fund since December 2004.

For providing management services, the Investment Adviser is paid an annual fund management fee by each Fund of 0.60% of each Fund’s average daily net assets, payable monthly.

For the most recent fiscal year, the Funds noted below paid, after expense reimbursements, the following management fees to the Investment Adviser, as a percentage of average net assets:

	Class A	Class B
Montana Tax-Free Fund	0.32%	0.32%
ND Tax-Free Fund	0.25%	0.25%

Each Fund pays for its respective operating expenses. These expenses include, but are not limited to, custodial services; transfer agent; accounting; legal fees; brokerage fees and commissions, if any; service fees; expenses of redemption of shares; insurance premiums; expenses of preparing prospectuses and reports t shareholders; interest; bookkeeping; fees for disinterested directors; taxes; fees for registering Fund shares and extraordinary expenses. See the Statement of Additional Information (“SAI”) for an additional discussion of Fund expenses.

Board Approval of Advisory Agreements

A discussion regarding the basis for the Board of Directors’ approval of the Funds’ investment advisory agreements is available in the Funds’ annual report to shareholders for the year ended December 31, 2005. For a free copy, please call (800) 276-1262, visit the Funds’ website at www.integrityfunds.com or visit the SEC’s website at www.sec.gov.

Additional Information About Portfolio Managers

The SAI contains additional information about the compensation of certain investment management personnel of the Investment Adviser, other accounts managed by each person and each person’s ownership of securities of the Funds with respect to which such person has or shares management responsibility.

PRINCIPAL INVESTMENT STRATEGIES
Securities the Funds Invest In

The Funds’ respective investment objectives and fundamental investment policies may not be changed without shareholder vote. Unless otherwise noted, the Funds’ investment policies are non-fundamental and may be changed by the Funds’ Board of Directors without shareholder approval.

Municipal Obligations

Each Fund seeks, under normal market conditions, to invest all of their respective assets in municipal securities of their respective state or municipal securities of U.S. territories and possessions as described below. Each of the Funds has adopted a fundamental policy that, under normal market conditions, at least 80% of the Fund’s assets (including any borrowings for investment purposes) will be invested in municipal securities that pay interest exempt from both federal and the relevant state’s income taxes.

The Funds may, however, invest up to 20% of their net assets in securities, on which the interest income is subject to federal income tax or the income tax of its respective state.

Municipal securities include debt obligations (such as bonds, notes, commercial paper and lease obligations) issued by the respective state and its political subdivisions, municipalities, agencies and authorities and U.S. territories and possessions.

States, local governments and municipalities issue municipal securities to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These securities include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source and revenue bonds, which may be repaid only from the revenue of a specific facility or source (including private activity bonds).

Each Fund may also invest in municipal securities of U.S. territories and possessions (such as Puerto Rico, the U.S. Virgin Islands and Guam).

Rating Requirements

The Funds invest in municipal securities that are rated investment grade at the time of purchase by Moody’s or S&P or are unrated but judged to be of comparable quality by the Funds’ Investment Adviser. The rated municipal securities will fall within the following grades:

•	Bonds: Aaa, Aa, A and Baa (Moody’s) or AAA, AA, A and BBB (S&P)
•	Notes: M1G-1 and M1G-2 (Moody’s) or SP-1 and SP-2 (S&P)
•	Commercial Paper: Prime-1 and Prime-2 (Moody’s) or A-1 and A-2 (S&P)

The Funds will promptly dispose of a bond whose rating drops below investment grade or is reduced in credit quality with respect to unrated securities. The Board of Directors, however, may vary this policy if it determines that prompt disposal of a bond would not be in the best interests of shareholders. Each Fund may also purchase municipal securities that represent lease obligations. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease.

HOW WE SELECT INVESTMENTS

The Investment Adviser selects municipal obligations for the Funds based upon its assessment of a bond’s relative value in terms of current yield, price, credit quality and future prospects. The Investment Adviser reviews municipal securities available for purchase, monitors the continued creditworthiness of each Fund’s municipal investments and analyzes economic, political and demographic trends affecting the municipal markets. Based on the analysis of this research, the Investment Adviser selects those municipal obligations that it believes represent the most attractive values.

Portfolio Turnover

A Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is sold and replaced with new securities during a year is known as the Fund’s portfolio turnover rate. The Funds anticipate that their annual portfolio turnover rate will generally not exceed 70%. A turnover rate of 100% would occur, for example, if a Fund sold and replaced securities valued at 100% of its portfolio market value within one year. Active trading would result in the payment by the Fund of increased brokerage costs and the realization of taxable capital gains. The Funds generally adjust their portfolios in view of prevailing or anticipated market conditions and the Funds’ investment objectives. The Funds, however, may also make short-term trades to take advantage of market opportunities. In deciding to sell a portfolio security, the Investment Adviser generally considers such factors as the bond’s yield, the continued creditworthiness of the issuer and prevailing market conditions. The Investment Adviser may sell a portfolio security if revised economic forecasts or interest rate outlook requires a repositioning of the portfolio; the security subsequently fails to meet the Investment Adviser’s investment criteria; a more attractive security is found or portfolio assets are needed for another purpose; or the Investment Adviser believes that the security has reached its appreciation potential. In periods of rapidly fluctuating interest rates, a Fund’s investment policy may lead to frequent changes in investments.

RISK MANAGEMENT
Investment Limitations

The Funds have adopted certain limitations that cannot be changed without shareholder approval. Under these restrictions, each Fund may not invest 25% or more of its total assets in any industry. In applying this limitation, government issuers of municipal securities are not considered part of any “industry.” However, municipal securities backed by the assets and revenues of non-governmental users will be considered issued by these users in applying this limitation. Each Fund may also invest in industrial development bonds whose revenues derive from similar types of projects (such as education, electric utilities or health care). See the SAI for more information regarding the Funds’ investment policies and restrictions and the risks associated with these policies.

Hedging Strategies

Each Fund may engage in various investment strategies designed to hedge against interest rate changes or other market conditions using financial futures and related options whose prices, in the opinion of the Investment Adviser, correlate with the values of securities the Fund owns or expects to purchase. The securities used to implement these strategies include financial futures contracts (such as contracts in U.S. Treasury securities and interest-related indices) and options on financial futures. The ND Tax-Free Fund may also use options on municipal securities and temporary investments, as well as index options. The ND Tax-Free Fund may write (sell) covered call options and secured put options on up to 25% of its net assets. In addition, the Fund will not purchase put and call options if more than 5% of its net assets are invested in the premiums of such options.

The ability of a Fund to benefit from futures and options on futures is largely dependent on the Investment Adviser’s ability to use such strategies successfully. If the Investment Adviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance of the Fund will be poorer than if no such futures or options had been used. In addition, a Fund’s ability effectively to hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the Fund’s portfolio. Consequently, if the price of the futures and options moves more or less than the price of the security that is subject to the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater when the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index, which serves as the basis for a futures contract.

A Fund could lose money on futures transactions or an option can expire worthless. Losses (or gains) involving futures can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a Fund. Use of options may also (i) result in losses to a Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities, or (v) cause a Fund to hold a security it might otherwise sell.

The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

PRINCIPAL RISK FACTORS

Risk is inherent in all investing. Investing in the Funds involves risk, including the risk that you may receive little or no return on your investment or that you may even lose part or all of your investment. Before you invest, you should consider the following risks:

Interest Rate Risk

Interest rate risk is the risk that the value of a fund’s portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of a fund’s portfolio, the greater its interest rate risk.

Credit Risk

Credit risk is the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments due to changing market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds.

Concentration Risk

Because the Funds primarily purchase municipal bonds from a specific state, each Fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the Fund’s investment portfolio. See the Appendix for more information.

In addition, each Fund may also invest over 25% of its assets in municipal securities whose revenues derive from similar types of projects including health care, housing, utilities and education. Each Fund therefore bears the risk that economic, political or regulatory developments could adversely affect these industries and therefore the value of a Fund’s portfolio.

Non-Diversification Risk

Each Fund is a non-diversified investment company and as such, may invest more than 5% of its assets in the obligations of any issuer. Because a relatively high percentage of the Fund’s assets may be invested in the municipal securities of a limited number of issuers, the Fund is exposed to greater market risk as its portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified fund.

In addition, because of the relatively small number of issuers of municipal securities in Montana and North Dakota, the Funds are more likely to invest a higher percentage of their assets in the securities of a single issuer than an investment company that invests in a broad range of tax-exempt securities. Therefore, the Funds are subject to greater risks of loss if an issuer is unable to make interest or principal payments or if the market value of such securities declines.

Each Fund may also invest in the securities of issuers of municipal securities in U.S. territories and possessions. The Funds are, therefore, more susceptible to economic, political or regulatory developments that could adversely affect issuers in a U.S. territory or possession and, as a result, the value of the Funds’ portfolios. See the Appendix for more information.

Income Risk

Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from the new share sales or from matured or called bonds at market interest rates that are below the portfolio’s current earnings rate.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Funds’ assets can decline as can the value of the Funds’ distributions.

PORTFOLIO HOLDINGS DISCLOSURE

The Funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the SAI. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the Funds.

THE SHARES WE OFFER

In deciding whether to purchase Class A or Class B shares, you should consider:

•	the amount of your purchase;
•	any current holdings of Fund shares;
•	how long you expect to hold the shares;
•	the amount of any up-front sales charge;
•	whether a contingent deferred sales charge (“CDSC”) would apply upon redemption;
•	the amount of any distribution or service fees that you may incur while you own the shares;
•	whether you will be reinvesting income or capital gain distributions in additional shares; and
•	whether you qualify for a sales charge waiver or reduction.

For a summary of the charges and expenses for each class, please see “What are the Funds’ Expenses?” for the respective Fund.

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. Each Fund has adopted a plan under Rule 12b-1 under the Investment Company Act of 1940 (the “12b-1 Plan”) with respect to Class A shares that authorizes the Fund to compensate Integrity Funds Distributor, Inc. (the “Distributor”), the underwriter for the Funds’ shares, for services performed and expenses incurred by the Distributor in connection with the distribution of Class A shares of the Funds and for providing personal services and the maintenance of shareholder accounts. Under each plan, the respective Fund may pay an annual Rule 12b-1 fee of up to 0.25% of its average daily net assets for distribution-related expenses. The Distributor retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See “Distribution Plan (12b-1 Plan)” for additional information regarding these plans.

The up-front Class A sales charge and the commissions paid to dealers for the Funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	4.25%	4.44%	3.50%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	3.25%	3.36%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.50%
$750,000 but less than $1,000,000	1.00%	1.01%	0.75%
$1,000,000 and above	0.00%	0.00%	0.00%

In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), you may be subject to a 1% CDSC on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

For each Fund, if you invest $1 million or more in Class A shares either as a lump sum or through rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge. Integrity Funds Distributor may pay a commission of 0.75% out of its own resources to broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more.

Class B Shares

You can buy Class B shares at the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the Fund. Each Fund has adopted a plan under Rule 12b-1 with respect to their Class B shares that authorizes these Funds to compensate the Distributor for services performed and expenses incurred by the Distributor in connection with the distribution of the Class B shares and for providing personal services and the maintenance of shareholder accounts. Under the 12b-1 Plan you will pay an annual distribution and service fee of 0.75% of average daily assets of Class B shares (0.85% of average daily net assets of Class B shares with respect to the ND Tax-Free Fund). The annual distribution fee compensates the Distributor for paying dealers who sell Class B shares an up-front sales commission of 3.75% on amounts invested (1% on sales of $1 million or more), excluding sales to investors exempt from the contingent deferred sales charge (“CDSC”). The Distributor may use a portion of this fee to pay an annual service fee of up to 0.25% of the average daily net assets of Class B shares to dealers for providing ongoing service to you. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

If you sell your Class B shares within five years of purchase, you will have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule.

Years Since Purchase	1	2	3	4	5	More Than 5
CDSC	4%	4%	3%	2%	1%	0%

You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends and capital gains. When you redeem shares subject to a CDSC, the Fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your Fund account due to capital appreciation, and then redeem the Class B shares you have owned in the order purchased. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to the Distributor.

Purchases of $1 million or more of Class B shares are subject to a reduced CDSC of 1% if shares are redeemed within 12 months of purchase. Purchases totaling $1 million or more made within 13 months of the initial purchase may qualify for the reduced CDSC. To be eligible, you must notify the Fund in writing at the time of your initial purchase of your intent to purchase $1 million or more of Class B shares within 13 months and subsequently complete this investment. Any Class B shares purchased and sold during this 13 month period will be deducted in computing your total purchase. The 1% CDSC applies for one year after your purchases total $1 million.

Class B shares will automatically convert to Class A shares approximately eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares of 0.25% of the average daily net assets applicable to Class A shares. The conversion will be based on the relative net asset values of Class A and Class B shares without imposing any sales load, fee or other charge. Since the net asset value per share of the Class B shares and the Class A shares may differ at the time of the conversion, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted, but the dollar value will be the same. This conversion feature may be suspended or terminated if it comes to our attention that such conversion would constitute a taxable event under federal income tax law.

HOW TO REDUCE YOUR SALES CHARGE

We offer a number of ways to reduce or eliminate the up-front sales charge on Fund shares. To receive a reduction in your initial sales charge, you must let your financial adviser know that you are eligible for a reduction, or else you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary to provide your adviser with information and records (including account statements) of all relevant accounts invested in the Funds, such as:

•	Information or records regarding shares of the Fund or other funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;
•	Information or records regarding shares of the Fund or other funds held in any account of the shareholder at another financial intermediary; and
•	Information or records regarding shares of the Fund or other funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

Sales Charge Reductions

Rights of Accumulation

A purchase of shares may qualify for a cumulative quantity discount. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Letter of Intent

An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a nonbinding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Group Purchases

Each Fund has a group investment and reinvestment program (the “Group Program”) which allows investors to purchase shares of a Fund with a lower minimum initial investment and with a lower sales charge if the investor and the Group Programs of which he or she is a participant meet the cost saving criteria.

Investments of $1 Million or More

For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC is based on the cumulative cost of the shares being sold or the current account market value; whichever is less. The CDSC does not apply to shares acquired by reinvesting dividends and/or distributions. Each time you place a redemption request, we will sell any shares in your account that are not subject to a CDSC first. If there are not enough of these shares to meet your request, we will sell the shares in the order in which they were purchased.

Sales Charge Waivers

The Funds may sell Class A shares without an up-front sales charge and Class B shares without a CDSC to:

•

directors, officers and employees (including retirees) of the Funds, Integrity Mutual Funds, Inc., Integrity Fund Distributors, Inc., and Integrity Money Management, Inc., for themselves or their spouses, children, or parents of spouse or any trust, pension, profit-sharing, or other benefit plan for only such persons at net asset value and in any amount;

•	broker-dealers having sales agreements with the Distributor, and registered representatives and other employees of such broker-dealers, including their spouses and children;
•	financial institutions having sales agreements with the Distributor, and employees of such financial institutions, including their spouses and children; and
•	any broker-dealer, financial institution or other qualified firm which receives no commissions for selling shares to its clients.

Please refer to the SAI for detailed program descriptions and eligibility requirements. Additional information is available by calling (800) 276-1262. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify the Funds at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

Additional Information

The Funds make available, free of charge, more information about sales charge reductions and waivers through their website at www.integrityfunds.com. This information can be found by selecting a fund in the Funds tab on the website. Each Fund contains a page called “Fund Info” that discloses information about sales charge reductions and waivers.

HOW TO BUY SHARES

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (“NYSE”) is open for business. Generally, the NYSE is closed on weekends, national holidays and Good Friday. The close of trading on the NYSE is normally 3:00 p.m., Central Time. Each Fund will process purchase and redemption orders that it receives in proper form prior to the close of regular trading at the NAV determined on that day. It will process purchase and redemption orders that it receives in proper form after the close of regular trading on the next day that the NYSE is open for regular trading. If you place your order by contacting the Fund directly, your order must be received by the Fund prior to close of trading of the NYSE for you to receive that day’s NAV.

You may buy shares through investment dealers who have sales agreements with Integrity Funds Distributor or directly from Integrity Funds Distributor. If you do not have a dealer, call (800) 276-1262 and Integrity Funds Distributor can refer you to one. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with Integrity Funds Distributor. These financial institutions receive transaction fees that are the same as commissions to dealers, and they may charge you additional service fees. If you place your order through a dealer and the Fund receives such order prior to the close of trading of the NYSE (normally 3:00 p.m., Central Time), you will receive that day’s price. Dealers are obligated to transmit orders promptly.

Purchase requests should be addressed to the authorized dealer or agent from which you received this prospectus. Such dealers or agents may place a telephone order with Integrity Funds Distributor for the purchase or redemption of shares up to $100,000 with signed authorization on file. It is the broker’s or dealer’s responsibility to promptly forward payment and the purchase application to the transfer agent for the investor to receive the next determined net asset value. Checks should be made payable to the name of the applicable Fund. The Funds' transfer agent will charge a $15.00 fee against a shareholder's account for any payment returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result.

A Fund may reject any purchase orders, including exchanges, for any reason. A Fund will reject any purchase orders, including exchanges, from investors that, in the investment adviser’s opinion, may be constitute excessive trading. For these purposes, the investment adviser may consider an investor's trading history in the Fund or other Integrity Funds, and accounts under common ownership or control.

You may be asked to provide additional information in order for the Investment Adviser or a dealer to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Minimum Investments And Share Price

You may open an account with $1,000 ($50 for the Monthomatic Investment Plan) and make additional investments at any time with as little as $50. The minimum investment requirements apply per Fund share class. The Funds may change these minimum initial investments at any time.

The price you pay for a class of Fund shares will depend on how and when the Fund receives your order. You will receive the share price for the applicable class next determined after the Fund has received your order. If you place your order by contacting the Fund directly, your order must be received by the Fund prior to close of trading of the NYSE (normally 3:00 p.m., Central Time) for you to receive that day’s price. If you place your order through a dealer and the Fund receives such order prior to the close of trading of the NYSE, you will receive that day’s price. Dealers are obligated to transmit orders promptly. See “Net Asset Value” for a discussion of how shares are priced.

IMPORTANT INFORMATION ABOUT PURCHASES
USA PATRIOT ACT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

Individual Investors Opening an Account. When you open an account, you will be asked for your name, address, date of birth, and other information that will allow us to identify you. You may also be asked to provide documents that may help us to establish your identity, such as your driver’s license.

Investors Other than Individuals. When you open an account, you will be asked for the name of the entity, its principal place of business and Taxpayer Identification Number (“TIN”) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as driver’s licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help us identify the entity.

Purchases Made Through a Financial Advisor

Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and the SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

If you purchase your Fund shares through a financial adviser, which includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with the Investment Adviser, Integrity Funds Distributor or one of its affiliates, the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and Rule 12b-1 distribution and service fees, or otherwise from the Investment Adviser or Integrity Funds Distributor. See the SAI for details.

The financial adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution and service fees described above. In addition, the Investment Adviser, Integrity Funds Distributor or one or more of its affiliates out of their own resources, may make additional cash payments to certain financial advisers who support the sale of Fund shares in recognition of their marketing, transaction processing and/or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of the prospectus.

SYSTEMATIC INVESTING—THE MONTHOMATIC INVESTMENT PLAN

Once you have established a Fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account. Simply complete the appropriate section of the account application form or call Integrity Fund Services at (800) 601-5593 for appropriate forms.

With the Monthomatic Investment Plan, you can make regular investments of $50 or more per month by authorizing us to take money out of your bank, savings and loan or credit account. If an investor has expedited wire transfer redemption privileges with his or her Fund account, such investor must designate the same bank, savings and loan or credit account for both the Monthomatic Investment Plan and wire redemption program. Fund shares purchased by the Monthomatic Investment Plan must be owned for 15 days before they may be redeemed. You can stop the withdrawals at any time by sending a written notice to Integrity Fund Services, the Funds’ transfer agent, at P.O. Box 759, Minot, ND 58702. The termination will become effective within seven days after the transfer agent has received the request. The Funds may terminate or modify this privilege at any time and may immediately terminate a shareholder’s Monthomatic Investment Plan if any item is unpaid by the shareholder’s financial institution. There is no charge for this plan.

Integrity Funds Distributor may pay some or all of the distribution fees to your financial adviser or investment dealer as compensation for services provided to the shareholders.

SPECIAL SERVICES

To help make your investing with us easy and efficient, we offer you the following services.

Exchanging Shares

You may exchange shares into the same class of other Funds underwritten by Integrity Funds Distributor. Before requesting an exchange, review the prospectus of the Fund you wish to acquire. Exchange purchases are subject to the minimum investment requirements of the Fund purchased and no sales charge generally applies. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received.

You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, the holding period will begin for purposes of calculating the CDSC on the date you made your initial purchase. You will not pay a CDSC or other sales charges when exchanging between Funds of the same share class with identical sales charge schedules.

For tax purposes, an exchange is a sale of shares, which may result in a taxable gain or loss followed by a purchase of shares of the fund into which you exchange. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares.

The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange option discussed above is available under your plan.

Exchanges are made upon receipt of a properly completed exchange request form. The exchange privilege may be changed or discontinued at any time upon 60 days’ notice to shareholders.

Reinstatement Privilege

If you redeem Fund shares, you may reinstate all or part of your redemption proceeds at net asset value without incurring any additional charges. You may only reinstate into the same share class from which you redeemed. If you paid a CDSC, we will refund your CDSC as additional shares in proportion to the reinstatement amount of your redemption proceeds and your holding period will also be reinstated. An investor exercising this privilege a year or more after redemption must complete a new account application and provide proof that the investor was a shareholder of the Fund. The Funds may modify or terminate this privilege at any time. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege. The Fund must be notified that an investment is a reinstatement.

HOW TO SELL SHARES

You may sell (redeem) your shares on any day the NYSE is open. You will receive the share price next determined after the Fund has received your properly completed redemption request as described below. Your redemption request must be received before the close of trading for you to receive that day’s price. While the Funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. Telephone redemption requests by dealers or agents will not be processed unless authorized in writing by the shareholder of record.

You can sell your shares at any time by sending a written request to the appropriate Fund, c/o Integrity Fund Services, Inc., P.O. Box 759, Minot, ND 58702 or by placing an order to sell through your financial adviser. Such financial adviser may fax, telephone or mail an order to Integrity Fund Services for the sale of shares. In addition, such financial adviser may impose a charge for processing your redemption order. It is the financial adviser’s responsibility to promptly forward the redemption requests to the transfer agent for shares being redeemed to receive the next determined NAV.

To properly complete your redemption request, your request must include the following information:

•	The Fund’s name;
•	Your name and account number;
•	The dollar or share amount you wish to redeem;
•	The signature of each owner exactly as it appears on the account;
•	The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);
•	The address where you want your redemption proceeds sent (if other than the address of record);
•	Any certificates you have for the shares (signed certificate or a duly endorsed stock power); and
•	Any required signature guarantees

Redemption payments may be made by check or can be sent to your bank account through the Automated Clearing House (“ACH”) network. If you choose to receive proceeds via check, the transfer agent will normally mail the check the next business day, but in no event more than seven days after it receives your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared, which may take up to 15 days from the date of purchase. Guaranteed signatures are required if you are redeeming more than $100,000, you want the check made payable to someone other than the shareholder of record, or you want the check sent to another address. Signature guarantees must be obtained from a commercial bank, trust company, savings and loan association, or brokerage firm. A notary public cannot provide a signature guarantee.

You should note that the Funds reserve the right to liquidate your account upon 60 days’ written notice if the value of your account falls below $1,000 for any reason other than a fluctuation in the market value of the Fund shares. The Funds also reserve the right to redeem in-kind (that is to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities). Because you would receive portfolio securities in an in-kind redemption, you would still be subject to market risk and may incur transaction costs in selling the securities.

A Fund may suspend the right of redemption under the following unusual circumstances:

•	When the NYSE is closed (other than weekends and holidays) or trading is restricted as determined by the SEC;
•	When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable as determined by the SEC; or
•	During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

In case of any such suspension, you may either withdraw your request for redemption or receive payment based on the NAV per share next determined after the termination of the suspension.

Market Timing

The Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity (including purchases and sales of Fund shares in response to short-term market fluctuations) that may be harmful to the Funds, including but not limited to market timing. Short-term or excessive trading into and out of a Fund can disrupt portfolio management strategies, harm performance and increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs. A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Arbitrage market timing may also be attempted in funds that hold significant investments in securities that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on net asset values that do not reflect appropriate fair value prices. Each Fund may refuse to sell shares to market timers and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer, and as further set out below. The Funds' Board has adopted and implemented the following policies and procedures to discourage and prevent market timing or excessive short-term trading in the Funds: (i) trade activity monitoring; (ii) restricting certain transactions; and (iii) using fair value pricing in certain instances. Each of these procedures is described in more detail below.

Although these procedures are designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in a Fund may occur. Moreover, each of these procedures involves judgments that are inherently subjective. The Investment Adviser and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests. The Funds may modify these procedures in response to changing regulatory requirements imposed by the SEC or to enhance the effectiveness of these procedures and to further restrict trading activities by market timers. Although the Funds and their service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be mitigated or eliminated.

Trade Activity Monitoring

The Funds, the Investment Adviser and their agents monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities, and for consistent enforcement of the procedures. If, as a result of this monitoring, a Fund, the Investment Adviser or one of their agents believes that a shareholder has engaged in excessive short-term trading, Integrity Fund Services will, at its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account. The Fund may reject any purchase or exchange order for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers.

Restrictions on Certain Transactions

In order to prevent market timing, the Funds will impose the following restrictions:

•	The Funds will restrict or refuse purchase or exchange orders, for any reason, by those persons that the Funds or Integrity Funds Distributor believe constitute excessive trading;
•	The Funds will reject transactions that violate the Funds’ excessive trading policies or its exchange limits;
•	In order to limit excessive exchange activity and otherwise to promote the best interests of the Funds, the Funds will monitor all redemptions that take place within 30 days of purchase; and
•	The Funds will process trades received after 3:00 p.m. (Central Time) at the next business day’s NAV.

Trades transmitted through NSCC that are received by Integrity Fund Services after 3:00 p.m. (Central Time) but received by the broker-dealer, bank or other financial institution transmitting the trade through NSCC before 3:00 p.m. (Central Time) are processed with the date the trade is received by such financial institution.

Fair Value Pricing

The Funds have fair value pricing procedures in place, which are described in the “Net Asset Value” section of the prospectus. By fair valuing a security whose price may have been affected (i) by events occurring after the close of trading in its respective market or (ii) by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon their current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders.

Investors are subject to this policy whether you are a direct shareholder of the Funds or you are investing indirectly in the Funds through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an omnibus account with the Funds for trading on behalf of its customers.

While the Funds will encourage financial intermediaries to apply the Funds’ market timing trading policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, assessing the Funds’ redemption fee and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ market timing trading policy.

SYSTEMATIC WITHDRAWAL PROGRAM

If the value of your Fund account is at least $5,000, you may request to have a specific dollar amount withdrawn automatically from your account, subject to any applicable CDSC. You may elect to receive withdrawals monthly, quarterly, semi-annually, or annually. Shares will be redeemed from your account for the specified withdrawal amount plus any CDSC on approximately the first or 25th of the applicable month. If withdrawals exceed reinvested dividends and distributions, an investor’s shares will be reduced and eventually depleted. You must complete the appropriate section of the account application to participate in the Fund’s Systematic Withdrawal Program. A shareholder who participates in the Monthomatic Investment Plan is ineligible to participate in the Systematic Withdrawal Program. You may terminate participation in the program at any time. The Funds may terminate or modify this program at any time.

DISTRIBUTIONS AND TAX INFORMATION
Dividends and Distributions

Each Fund passes substantially all of its earnings from income and capital gains along to its investors as “distributions”. The Funds declare their net investment income as dividends daily on shares for which they have received payment. Net investment income of a Fund consists of all interest income earned on portfolio securities less expenses. The Funds will pay dividends from the net income monthly and distributions of realized short-term or long-term capital gains, if any, in December. These policies are non-fundamental and may be modified by the Funds at any time.

Reinvestment Options

The Funds automatically reinvest your monthly dividends and any capital gains distributions in additional Fund shares at net asset value unless you request distributions to be received in cash. You may change your selected method of distribution, provided such change will be effective only for distributions paid seven or more days after the transfer agent receives the written request.

Dividends that are not reinvested are paid by check or transmitted electronically to your bank account, with the same names as the account registration, using the ACH. You may have your distribution check paid to a third party or sent to an address other than your address of record, although a signature guarantee will be required. For further information, contact Integrity Fund Services at (800) 601-5593.

Taxes and Tax Reporting

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this Prospectus. Tax laws and interpretations change frequently and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. For information regarding certain state tax consequences of a Fund investment, see Appendix—Additional State Information. As with any investment, you should consult your own tax professional about your particular consequences.

Each Fund generally intends to operate in such a manner that it will not be subject to any federal income or excise taxes on its net investment income (including short-term capital gains) and net long-term capital gains.

Because the Funds generally invest in municipal securities from a specific state, each Fund’s regular monthly dividends payable from the net tax-exempt interest earned from these municipal securities will generally be exempt from regular federal income tax. These dividends, however, may be subject to the federal alternative minimum tax (AMT). Income exempt from federal tax may be subject to state and local tax. In addition, if you are a “substantial user” or a “related person” of a substantial user of facilities financed by private activity bonds held by a Fund, you may have to pay federal income tax on your pro rata share of the net income generated from these securities. Ownership of shares in a Fund that pays exempt interest dividends may result in collateral federal income tax consequences to certain shareholders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits who must take tax exempt interest dividends into account in determining the taxable portion of their benefits and shareholders who may be deemed to have incurred (or continued) indebtedness to purchase or carry their shares.

Although the Funds do not seek to realize taxable income or capital gains, the Funds may realize and distribute taxable income or capital gains from time to time as a result of each Fund’s normal investment activities. To the extent the Funds engage in hedging transactions in futures contracts and options thereon, the Funds may earn capital gains or losses. The Funds’ distributions of these amounts are taxed as ordinary income or capital gains. Dividends from the Funds’ long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, if you receive an exempt interest dividend from your Fund and sell your share at a loss after holding them for six months or less, the loss (to the extent not disallowed in the prior sentence) will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The Funds’ dividends are not expected to qualify for a dividends received reduction if you are a corporate shareholder or for the lower tax rates on qualified dividend income. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash.

Distributions of the Funds’ interest income on certain private activity bonds are an item of tax preference for purposes of the AMT applicable to individuals and corporations. Distributions of net income from tax-exempt obligations are included in “adjusted current earnings” of corporations for AMT purposes. Under certain circumstances, as described in this prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or if your Fund terminates. This distribution is subject to taxation and you will recognize a gain or loss, generally based on the value at that time of the securities and the amount of cash received.

Shortly after the close of each calendar year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash. The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange is generally the same as a sale.

Please note that if you do not furnish the Fund with your correct Social Security number or employer identification number, you fail to provide certain certifications to the Internal Revenue Service (IRS), you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the IRS notifies the Fund to withhold, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

Please consult the SAI and your tax adviser for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying Fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange Fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the Fund.

Backup Withholding

As with all mutual funds, the Funds may be required to withhold U.S. federal income tax at a rate of 28% from your distribution and redemption proceeds if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

DISTRIBUTION PLAN (12b-1 PLAN)

Each Fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940 that authorizes each Fund to compensate the Distributor for services performed and expenses incurred by the Distributor in connection with the distribution of Class A and Class B shares of the Funds and for providing personal services and the maintenance of shareholder accounts. Under each Fund’s Plan related to the Class A shares, each Fund is authorized to pay the Distributor an annual fee of up to 0.25% of the average daily net assets of the respective Fund’s Class A shares for distribution and shareholder services. Under the Montana Fund’s Plan related to the Class B shares, the Montana Fund is authorized to pay the Distributor an annual fee of up to 0.75% of the average daily net assets of the Montana Fund’s Class B shares for distribution and shareholder services. Under the ND Fund’s Plan related to the Class B shares, the ND Fund is authorized to pay the Distributor an annual fee of up to 0.85% of the average daily net assets of the ND Fund’s Class B shares for distribution and shareholder services. The Distributor may pay a portion of the distribution and services fees to your financial adviser for providing ongoing services to you. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NET ASSET VALUE

The price you pay for your shares is based on the Fund’s net asset value (“NAV”) per share of the applicable class which is determined as of the close of trading on each day the NYSE is open for business. Net asset value is calculated for each class by taking the total value of the class’ total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding for the class. The result, rounded to the nearest cent, is the NAV per share.

In determining NAV, expenses are accrued and applied daily. When market quotations are not readily available (which is usually the case for municipal securities), invalid or unreliable, or when a significant event occurs, Integrity Fund Services, Inc. (the “Administrator”) establishes the fair market value pursuant to procedures approved by the Board of Directors. In establishing fair value, the Administrator considers factors such as the yields and prices of comparable municipal bonds, the type of issue, coupon, maturity and rating, indications of value from dealers and general market conditions. The Administrator may also use a computer based system, a “matrix system,” to compare securities to determine valuations. The procedures used by the Administrator and its valuations are reviewed by the officers of the Funds under the general supervision of the Board of Directors and periodically by the Board.

Options that are traded on an exchange are valued at the last sales price, unless there is no last sales price. In that case, the options will be valued at the mean between the closing bid and ask prices. Financial futures are valued at their settlement prices established on the board of trade or exchange on which they are traded. Other securities, including restricted securities, and other assets are valued at fair value as established by the Board of Directors or its delegate. If an event were to occur, after the value of an instrument was established but before NAV per share was determined, which would likely materially change the NAV, then the instrument would be valued using fair value considerations by the Board of Directors or its delegate.

Significant Events

Whether a particular event is a significant event depends on whether the event is likely to affect the value of a portfolio security held by a Fund. Significant events may include new developments in the securities markets or major occurrences outside of the securities markets, such as natural disasters and armed conflicts. In accordance with the fair value procedures adopted by the Board of Directors, Integrity Money Management is responsible for monitoring the securities markets and new developments for significant events that might require a Fund to fair value its securities.

Availability, Validity and Reliability of Market Quotations

Examples of circumstances which may require further consideration to be given to whether market quotations are available, valid or reliable, include the lack of reported trades for or infrequent sales of a portfolio security, the suspension of trading on an exchange on which a portfolio security was traded, and markets closing early. In addition, while the Funds do not generally invest in thinly traded securities, in the event that they do, such securities may be valued at fair value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. Each Fund, when using fair value methods to price securities, may value those securities higher or lower than another mutual fund using market quotations or fair value to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. The valuation of portfolio securities is more fully described in the SAI.

FUND SERVICE PROVIDERS

The custodian of the assets of the Funds is Wells Fargo Bank, N.A., Trust & Custody Solutions, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479. Integrity Fund Services, a wholly-owned subsidiary of Integrity Mutual Funds, Inc., is the Funds' transfer agent and accounting and administrative services provider. As such, Integrity Fund Services performs data processing, pricing, accounting, and other administrative services for the operation of the Funds, and the maintenance of shareholder accounts.

SHAREHOLDER INQUIRIES

All inquiries regarding the Funds should be directed to Integrity Funds Distributor at 1 Main Street North, Minot, ND 58703 or call (800) 276-1262. All inquiries regarding account information should be directed to Integrity Fund Services at P.O. Box 759, Minot, ND 58702 or call (800) 601-5593.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Brady, Martz & Associates, P.C., whose report, along with the Funds' financial statements are included in the Funds’ annual reports. Further information about a Fund's performance is also contained in the Fund's latest annual shareholder report. You may obtain a free copy of a Fund's latest annual shareholder report and SAI upon request from the Fund.

Montana Tax-Free Fund

Class A Shares

		For The Year Ended December 30, 2005		For The Year Ended December 31, 2004		For The Year Ended December 31, 2003		For The Year Ended December 31, 2002		For The Year Ended December 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD		$8.68		$8.98		$9.27		$9.81		$9.75

Income from Investment Operations:
Net investment income	$	..35	$	..36	$	..40	$	..43	$	..45
Net realized and unrealized gain (loss) on investment and futures transactions		(.26)		(.30)		(.29)		(.54)		..06
Total Income (Loss) From Investment Operations	$	..09	$	..06	$	..11		$(.11)	$	..51

Less Distributions:
Dividends from net investment income		$(.35)		$(.36)		$(.40)		$(.43)		$(.45)
Distributions from net realized gains		..00		..00		..00		..00		..00
Total Distributions		$(.35)		$(.36)		$(.40)		$(.43)		$(.45)

NET ASSET VALUE, END OF PERIOD		$8.42		$8.68		$8.98		$9.27		$9.81

Total Return		1.07%(A)		0.73%(A)		1.19%(A)		(1.19%)(A)		5.30%(A)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)		$14,247		$14,297		$12,165		$7,264		$3,537
Ratio of net expenses (after expense assumption) to average net assets		1.00%(B)		0.95%(B)		0.95%(B)		0.95%(B)		0.94%(B)
Ratio of net investment income to average net assets		4.11%		4.12%		4.34%		4.45%		4.39%
Portfolio turnover rate		0.92%		0.00%		9.19%		6.26%		12.33%

(A) Excludes maximum sales charge of 4.25%.

(B) During the periods indicated above, the Company assumed/waived expenses of $40,760, $34,905, $18,886, $10,332, and $2,028, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.29%, 1.21%, 1.15%, 1.12%, and 1.11%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Class B Shares

		For The Year Ended December 30, 2005		For The Year Ended December 31, 2004		For The Year Ended December 31, 2003		For The Year Ended December 31, 2002		For The Year Ended December 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD		$8.65		$8.95		$9.25		$9.78		$9.75

Income from Investment Operations:
Net investment income	$	..31	$	..32	$	..36	$	..39	$	..41
Net realized and unrealized gain (loss) on investment and futures transactions		(.25)		(.30)		(.30)		(.53)		..03
Total Income (Loss) From Investment Operations	$	..06	$	..02	$	..06		$(.14)	$	..44

Less Distributions:
Dividends from net investment income		$(.31)		$(.32)		$(.36)		$(.39)		$(.41)
Distributions from net realized gains		..00		..00		..00		..00		..00
Total Distributions		$(.31)		$(.32)		$(.36)		$(.39)		$(.41)

NET ASSET VALUE, END OF PERIOD		$8.40		$8.65		$8.95		$9.25		$9.78

Total Return		0.68%(A)		0.22%(A)		0.66%(A)		(1.44%)(A)		4.62%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)		$12,481		$23,217		$36,173		$53,016		$58,270
Ratio of net expenses (after expense assumption) to average net assets		1.50%(B)		1.45%(B)		1.36%(B)		1.30%(B)		1.30%(B)
Ratio of net investment income to average net assets		3.60%		3.63%		3.98%		4.11%		4.21%
Portfolio turnover rate		0.92%		0.00%		9.19%		6.26%		12.33%

(A) Excludes contingent deferred sales charge of 4%.

(B) During the periods indicated above, the Company assumed/waived expenses of $49,461, $72,241, $129,201, $183,595, and $193,549 respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.78%, 1.70%, 1.65%, 1.63%, and 1.63% respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

ND Tax-Free Fund

Class A Shares

		For Year Ended December 30, 2005		For The Year Ended December 31, 2004		For The Year Ended December 31, 2003		For The Year Ended December 31, 2002		For The Year Ended December 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD		$7.56		$7.94		$8.25		$8.63		$8.66

Income from Investment Operations:
Net investment income	$	..27	$	..31	$	..34	$	..41	$	..43
Net realized and unrealized gain (loss) on investment and futures transactions		(.16)		(.38)		(.31)		(.38)		(.03)
Total Income (Loss) From Investment Operations	$	..11		$(.07)	$	..03	$	..03	$	..40

Less Distributions:
Dividends from net investment income		$(.27)		$(.31)		$(.34)		$(.41)		$(.43)
Distributions from net realized gains		..00		..00		..00		..00		..00
Total Distributions		$(.27)		$(.31)		$(.34)		$(.41)		$(.43)

NET ASSET VALUE, END OF PERIOD		$7.40		$7.56		$7.94		$8.25		$8.63

Total Return		1.53%(A)		(0.84)%(A)		0.50%(A)		0.37%(A)		4.78%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)		$15,692		$24,626		$30,847		$34,463		$32,033
Ratio of net expenses (after expense assumption) to average net assets		1.00%(B)		0.93%(B)		0.95%(B)		0.95%(B)		0.95%(B)
Ratio of net investment income to average net assets		3.66%		4.05%		4.33%		4.87%		5.01%
Portfolio turnover rate		37.02%		10.31%		34.34%		3.14%		2.30%

(A) Excludes maximum sales charge of 4.25%.

(B) During the periods indicated above, the Company assumed/waived expenses of $67,076, $76,391, $72,086, $77,910, and $60,751, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.36%, 1.22%, 1.17%, 1.18%, and 1.16%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Class B Shares

		For Year Ended December 30, 2005		For The Year Ended December 31, 2004		For The Year Ended December 31, 2003		For The Year Ended December 31, 2002		For The Year Ended December 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD		$7.56		$7.94		$8.25		$8.64		$8.66

Income from Investment Operations:
Net investment income	$	..23	$	..27	$	..31	$	..38	$	..40
Net realized and unrealized gain (loss) on investment and futures transactions		(.16)		(.38)		(.31)		(.39)		(.02)
Total Income (Loss) From Investment Operations	$	..07		$(.11)	$	..00		$(.01)	$	..38

Less Distributions:
Dividends from net investment income		$(.23)		$(.27)		$(.31)		$(.38)		$(.40)
Distributions from net realized gains		..00		..00		..00		..00		..00
Total Distributions		$(.23)		$(.27)		$(.31)		$(.38)		$(.40)

NET ASSET VALUE, END OF PERIOD		$7.40		$7.56		$7.94		$8.25		$8.64

Total Return		0.92%(A)		(1.42)%(A)		0.04%(A)		(0.10)%(A)		4.53%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)		$3,085		$6,176		$9,163		$12,423		$21,052
Ratio of net expenses (after expense assumption) to average net assets		1.60%(B)		1.53%(B)		1.40%(B)		1.30%(B)		1.30%(B)
Ratio of net investment income to average net assets		3.06%		3.45%		3.90%		4.52%		4.68%
Portfolio turnover rate		37.02%		10.31%		34.34%		3.14%		2.30%

(A) Excludes contingent deferred sales charge of 4.00%.

(B) During the periods indicated above, the Company assumed/waived expenses of $15,424, $20,264, $37,072, $60,864, and $92,939, respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 1.96% 1.82%, 1.74%, 1.68%, and 1.67%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

APPENDIX—ADDITIONAL STATE INFORMATION

Because the Funds primarily purchase municipal bonds from a specific state, each Fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the Fund’s investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the Funds. The discussion includes general state tax information related to an investment in Fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific Fund investment.

Montana

Montana’s economy continues to grow at a rate much higher than that experienced, on average, over the past 35 years. The current estimated growth rate for Montana’s economy in calendar year 2005 is estimated at 3.4%, as compared to the 35-year average rate of 2.1%. Montana’s economic base remains concentrated in agriculture, mining, wood products, and other manufacturing, nonresident travel, and government. This continued high growth rate is reflected in a strong State financial position at the end of the fiscal year in all sectors of Montana’s economy. Montana income tax revenues increased as a result of this internal income growth, trends in the stock market, and the continued low level of U.S. interest rates. Montana corporate income tax revenues are affected by the overall profits of intra and interstate corporations.

Montana’s wheat yields grew again in 2005, with winter wheat yields reaching 92.3 million bushels, exceeding the high 1993 level for a second year in a row.

Montana ranked twelfth in the U.S. cattle and calf industry, with 2.35 million head. Although national cattle exports have decreased, this has been offset by an increase in U.S. consumer demand. As a result, beef prices have risen slightly; with Montana’s 2003 receipts from cattle sales exceeding $950 million.

As of the end of calendar year 2004, Montana’s manufacturing sector shows some improvement after a three-year decline. Employment in this industry continued to decline, with about 24,000 workers employed at the end of 2004, as compared to 25,000 workers at the end of 2003. Employee earnings in the manufacturing industry increased to over $1 billion in 2004. The manufacturing sector produced about $5 million in output and accounted for 20% of Montana’s economic base. The earnings increase in 2004 was primarily due to higher per-unit prices, not volume increases. The sector continues to face raw material shortages, especially in the timber, steel, and petroleum based products areas.

Prices for lumber and other wood products increased substantially for the second year in a row. Despite the increase in lumber prices and a very strong demand, production decreased again in Montana for 2004. Due to a major mill closure and the low timber volume provided from national forests, employment decreased 4% to 9,000 workers from the 2003 level of 9,400 workers. Estimated total sales value of the State’s primary wood and paper products in 2004 was $1.2 billion, up about $230 million from 2003. Montana’s estimated lumber production was 1 billion board feet in 2004, down from 1.07 billion board feet in 2003.

An estimated 315 million barrels of oil reserves exist under Montana’s land. Due to increases in the crude oil price significantly above the rough cost of $27 a barrel it costs to produce oil in Montana, and increases in natural gas prices, Montana has seen more production and exploration activity. This not only translates into a positive economic impact for the state as a whole but a much needed economic benefit for eastern areas of the State. The increased oil and natural gas production and exploration activity offset some of the negative impacts that related price increases had on the State’s economy. With the oil price increase appearing to be demand rather than supply drive, it appears the additional production and exploration activity may be of a long-term nature.

In 2004, Montana had a per capita personal income (PCPI) of $27,666. This PCPI ranked 41st in the United States and was 84 percent of the national average, $33,041. The 2004 PCPI reflected an increase of 5.4 percent from 2003. The 2003-2004 national change was 4.9 percent. In 1994, the PCPI of Montana was $17,861 and ranked 46th in the United States. The 1994-2004 average annual growth rate of PCPI was 4.5 percent. The average annual growth rate for the nation was 4.1 percent.

Tax Treatment

The Montana Tax-Free Fund’s regular monthly dividends to shareholders that are individuals, estates and trusts will not be subject to the Montana income tax to the extent that they are paid out of income earned on state and local municipal bonds. These dividends are subject to Montana tax for shareholders that are corporations. You will be subject to Montana income tax, however, to the extent the Montana Tax-Free Fund distributes any taxable income or realized capital gains, or if you sell or exchange Montana Tax-Free Fund shares and realize a capital gain on the transaction. Montana allows a deduction against Montana taxable income equal to 40% of capital gains, the remaining portion is taxable (including capital gain distributions paid by the Fund) at the same rates as ordinary income.

North Dakota

North Dakota has enjoyed a stable and growing economy in recent years. Education, health services and government constitute over 36 percent of the state’s employment, providing economic stability even during times when other states are experiencing economic downturns. However, the state’s economy is becoming increasingly diversified. Construction and hospitality industries have led the recent economic expansion; the manufacturing and professional services sectors of the economy continue to grow as well.

Energy related sectors of the economy have experienced recent growth. Not only has the recent rise in oil prices led to a growth in oil and gas exploration and production, it has also contributed to a surge in renewable energy development. Ethanol and biodiesel production facilities are under development, as well as numerous wind-powered electrical generating facilities.

The state’s unemployment rate continues to be below the national average. During the past five years, the national unemployment rate was climbing, but North Dakota’s rate remained low, hovering between 2.7 and 3.5 percent.

Economy.com, the state’s economic forecasting consultant, predicts continued economic, employment and wage growth for North Dakota. During the next five years, total employment is anticipated to grow by nearly 4 percent, and personal income is anticipated to grow by 3.9 to 7.2 percent per year.

In 2004, North Dakota had a per capital personal income (PCPI) of $29,247. This PCPI ranked 38th in the United States and was 89 percent of the national average, $33,041. The 2004 PCPI reflected an increase of 1.8 percent from 2003. The 2003-2004 national change was 4.9 percent. In 1994, the PCPI of North Dakota was $19,006 and ranked 39th in the United States. The 1994-2004 average annual growth rate of PCPI was 4.4 percent. The average annual growth rate for the nation was 4.1 percent.

Tax Treatment

The ND Tax-Free Fund’s regular monthly dividends will not be subject to North Dakota income taxes to the extent they are paid out of income earned on North Dakota state and local government municipal bonds. You will be subject to North Dakota income taxes, however, to the extent the ND Tax-Free Fund distributes any taxable income, or if you sell or exchange ND Tax-Free Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the ND Tax-Free Fund is similar to that described above. However, the above dividends are not exempt from North Dakota tax for shareholders that are banks or other entities subject to North Dakota tax on financial institutions.

For individuals, trusts, and estates using the North Dakota form ND-1 to compute your North Dakota income tax, 30% dividends characterized as long-term capital gains for federal tax purposes will be allowed as a deduction against North Dakota taxable income. If you, however, use North Dakota form ND-2 to calculate your taxable income, all long-term capital gains will be taxed at the same rates as ordinary income.

MONTANA TAX-FREE FUND, INC.

ND TAX-FREE FUND, INC.

1 Main Street North ▪ Minot, North Dakota 58703 ▪ (701) 852-5292
P.O. Box 759 ▪ Minot, North Dakota 58702
(800) 276-1262 ▪ Marketing ▪ Fax (701) 838-4902
(800) 601-5593 ▪ Transfer Agent ▪ Fax (701) 852-2548

Investment Adviser
Integrity Money Management, Inc.
1 Main Street North
Minot, ND 58703

Principal Underwriter
Integrity Funds Distributor, Inc.
1 Main Street North
Minot, ND 58703

Custodian
Wells Fargo Bank, NA
Trust & Custody Solutions
MAC# N9310 060
801 Nicollet Mall, Suite 700
Minneapolis, MN 55479

Transfer Agent
Integrity Fund Services, Inc.
P.O. Box 759
Minot, ND 58702

Independent Accountant
Brady, Martz & Associates, P.C.
24 West Central Avenue
Minot, ND 58701

Legal Counsel
Sutherland, Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004

INTEGRITY MUTUAL FUNDS

Montana Tax-Free Fund, Inc.
ND Tax-Free Fund, Inc.

Several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Funds’ policies and operation. Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly effected the Fund’s performance results during its last fiscal year. Call Integrity Funds Distributor at (800) 276-1262 to request a free copy of any of these materials or to make inquiries, or visit our website at www.integrityfunds.com, which contains copies of the prospectus, SAI and annual and semi-annual reports.

Information about the Funds (including the SAI) can be reviewed and copied at the Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Funds are also available on the EDGAR Database on the Commission’s website at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington D.C. 20549-0102.

Integrity Mutual Funds
1 Main Street North
Minot, ND 58703
(800) 276-1262

Funds' SEC File Numbers:	Montana Tax-Free Fund	811-07738
	ND Tax-Free Fund	811-05681

Statement of Additional Information
May 1, 2006

MONTANA TAX-FREE FUND, INC.
ND TAX-FREE FUND, INC.

1 Main Street North
Minot, ND 58703
(701) 852‑5292
(800) 601‑5593 ▪ Transfer Agent
(800) 276‑1262 ▪ Marketing

This Statement of Additional Information (“SAI”) is not a prospectus, but it should be read in conjunction with the Prospectus of the Montana Tax-Free Fund, Inc. and the ND Tax-Free Fund, Inc. (the “Funds”), dated May 1, 2006 (the “Prospectus”). This SAI is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained at no charge by writing to the above address or by calling (800) 276-1262.

The audited financial statements appear in the Funds’ annual report for their most recent fiscal year. The financial statements from the foregoing annual and semi-annual reports are incorporated herein by reference. The annual and semi-annual reports accompany this SAI.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS
Investment Objectives

Municipal Securities

The Montana Tax-Free Fund, Inc. (the “Montana Fund”) and the ND Tax-Free Fund, Inc. (the “ND Fund”), are registered open-end, non-diversified, management investment companies. Each Fund seeks to achieve its objective by investing in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes (“Municipal Securities”). Municipal Securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately‑operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately‑operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Securities are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are Municipal Securities are in most cases revenue bonds and do not involve the pledge of the credit of the issuer of such bonds. There are, of course, variations in the degree of risk of Municipal Securities, both within a particular classification and between classifications, depending upon numerous factors.

The yields on Municipal Securities are dependent upon a variety of factors, including general money market conditions, general conditions of the Municipal Securities market, size of particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Group (“S&P”) represent their opinions as to the quality of the Municipal Securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields, while Municipal Securities of the same maturity and coupon with different ratings may have the same yield. Each Fund will not purchase or hold more than 5% of its net assets in securities rated below investment grade.

Each Fund may invest in “private activity” bonds. Each Fund may also purchase participation interests in Municipal Securities from financial institutions, including banks, insurance companies and broker-dealers. A participation interest gives the Fund an undivided interest in the Municipal Securities in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Securities. These instruments may be variable or fixed rate.

With respect to the ND Fund and the Montana Fund, not more than 5% of the net assets of the respective Fund will be invested in participation interests in Municipal Securities during the coming year.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors. These proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax‑free nature of the interest thereon.

Each Fund will seek to achieve its objective by investing primarily in tax-exempt securities issued by the respective state and its political subdivisions, agencies, and instrumentalities which are within the four highest grades of either Moody’s (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB) or which are unrated but are of comparable quality, as determined by each Fund’s investment adviser, Integrity Money Management, Inc. (“Investment Adviser” or “Integrity Management”). Municipal Securities within the four highest grades of Moody’s and S&P are generally considered to be “investment grade.” Those rated Baa by Moody’s or BBB by S&P (and equivalent for unrated securities) may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. A Fund will promptly dispose of a bond whose rating drops below investment grade or is reduced in credit quality with respect to unrated securities. The Board of Directors of a Fund (“Board”), however, may vary this policy if it determines that prompt disposal of a bond would not be in the best interests of shareholders. The characteristics of the rating categories are described in the Appendix under “Ratings of Investments.” There is no assurance that a Fund will achieve its objective.

Temporary Investments

For temporary defensive purposes, each Fund may invest in any of the following short-term, fixed-income obligations, the interest on which is subject to federal income taxes: obligations of the United States Government, its agencies or instrumentalities; debt securities rated within the three highest grades of Moody’s or S&P; commercial paper rated in the highest two grades by either of those rating services; certificates of deposit of domestic banks with assets of $25,000,000 or more; and Municipal Securities or any of the foregoing temporary investments subject to short-term repurchase agreements. When a Fund invests in accordance with this policy, it may do so without percentage limits. A repurchase agreement is an instrument under which the purchaser acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might incur expenses in enforcing its rights and could experience losses, including a decline in the value of the underlying securities and loss of income. Dividends from interest income from temporary investments may be taxable to shareholders as ordinary income. Please refer to the “Dividends and Taxes” section below. For a description of the ratings of commercial paper and other debt securities permitted as temporary investments, please see “Appendix—Ratings of Investments.”

Investment Policies

Each Fund has adopted certain investment restrictions that, together with the investment objective and policies, cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the 1940 Act, this means the lesser of the vote of (a) 67% or more of the outstanding shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund. Each Fund may not:

(1)	Purchase securities or make investments other than in accordance with its investment objectives and policies.
(2)

Purchase securities (other than securities of the United States Government, its agencies or instrumentalities, or securities of the state after which the Fund was named (e.g., the State of North Dakota for the ND Fund) or their respective political subdivisions, agencies or instrumentalities) if as a result of such purchase 25% or more of the Fund’s total assets would be within any industry.

(3)	Make loans, except in accordance with its investment objectives and policies.
(4)

Borrow money except for temporary or emergency purposes and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost, or 5% of its total assets valued at market, and, in any event, only if immediately thereafter there is an asset coverage of at least 300%; or mortgage, pledge or hypothecate its assets in an amount exceeding 10% of its total assets to secure temporary or emergency borrowing. A Fund will not purchase portfolio securities when outstanding borrowings exceed 5% of its total assets.

(5)	Make short sales of securities.
(6)

Purchase or retain the securities of any issuer if any of the officers or directors of the Investment Adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(7)

Invest more than 15% of its net assets in illiquid securities, including (i) securities which at the time of such investment are not readily marketable, (ii) securities restricted as to disposition under the federal securities laws, and (iii) repurchase agreements maturing in more than seven days.

(8)	Invest for the purpose of exercising control or management of another issuer.
(9)	Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts.
(10)	Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the Municipal Securities of issuers that invest in or sponsor such programs.
(11)	Invest more than 10% of its total assets in securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.
(12)

Underwrite securities issued by others, except to the extent that the Fund may be deemed to be a distributor under the federal securities laws in connection with the disposition of portfolio securities.

(13)	Issue senior securities as defined in the Act of 1940, except money borrowed as permitted by (4) above.
(14)

Invest in real estate (or real estate mortgage loans in the case of the Montana Fund), although a Fund may invest in Municipal Securities that are secured by real estate and securities of issuers that invest or deal in real estate.

In addition to the foregoing, the ND Fund, as a fundamental policy, may not write, purchase, or sell puts, calls, or combinations thereof, except in accordance with its investment objective and policies.

Interest paid on funds borrowed as permitted by (4) above will decrease the net earnings of the respective Fund.

During the coming year, each Fund does not intend to invest more than 5% of its net assets in securities of other investment companies. Any investment by a Fund in securities issued by other investment companies will result in duplication of certain expenses.

Each Fund may invest more than 25% of its net assets in industrial development bonds.

Any policy or restriction involving a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the respective Fund. Changes due to market action will not cause a violation of a policy or restriction.

Each Fund has a fundamental investment policy obligating such a Fund to commit, under normal market conditions, at least 80% of its assets in the type of investment suggested by the Fund’s name. For purposes of such an investment policy, “assets” includes the fund’s assets, as well as any amounts borrowed for investment purposes.

Additional Risk Considerations

An investment in the Funds is subject to a number of risks, some of which have been described in the Prospectus under “Fund Summary” for each Fund and the “Principal Risk Factors” section. See also “Investments” and “Investment Policies and Techniques” above for some of the risks associated with the Funds’ investment policies.

Each Fund may engage in futures transactions and options on such futures in accordance with its investment objective and policies for hedging purposes and not for speculation. The ND Fund may also engage in option transactions on securities in accordance with its objective and policies. Each Fund intends to engage in such transactions if it appears advantageous to the Investment Adviser to do so in order to pursue its investment objective, to hedge against the effects of fluctuating interest rates, and to stabilize the value of its assets. The use of futures and options, possible benefits and attendant risks are discussed below, along with information concerning certain other investment policies and techniques.

Financial Futures Contracts

A Fund may enter into financial futures contracts. Financial futures contracts are commodity contracts that obligate the long- or short-holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. Each Fund may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or the cash value of a security index. This investment technique is designed primarily to hedge (protect) against anticipated future changes in interest rates or market conditions which otherwise may adversely affect the value of securities which the Fund holds or intends to purchase. A “sale” of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A “purchase” of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

At the time a Fund enters into a futures contract, it is required to deposit with its custodian or futures commission merchant a specified amount of cash or eligible securities called the “initial margin.” The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called “variation margin,” to and from the broker are made on a daily basis as the market price of the futures contract fluctuates.

A Fund may engage in financial futures as an attempt to hedge against the effects of fluctuations in interest rates and other market conditions. For example, if a Fund owned long-term Municipal Securities and interest rates were expected to rise, it could sell futures on a Municipal Securities index. If interest rates did increase, the value of the Municipal Securities in the Fund would decline, but this decline would be offset in whole or in part by an increase in the value of the Fund’s futures contracts. If, on the other hand, long-term interest rates were expected to decline, a Fund could hold short-term Municipal Securities and benefit from the income earned by holding such securities, while at the same time the Fund could purchase futures contracts on a Municipal Securities index. Thus, a Fund could take advantage of the anticipated rise in the value of long-term Municipal Securities without actually buying them. The futures contracts and short-term Municipal Securities could then be liquidated and the cash proceeds used to buy long-term Municipal Securities. A Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding options written by the Fund would exceed 50% of the total assets of the respective Fund.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual commitment is closed out before delivery without having to make or take delivery of the security. The offsetting of a contractual obligation is accomplished by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Other financial futures contracts, such as futures contracts on a securities index, by their terms, call for cash settlements. All transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded. A Fund will incur brokerage fees when it purchases or sells contracts and will be required to maintain margin deposits. Futures contracts entail risks. If the Investment Adviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been made. The costs incurred in connection with futures transactions would also reduce a Fund’s yield.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities that are being hedged. The degree of difference in price movements between futures contracts and the securities being hedged depends upon such things as variations in speculative market demand for futures contracts and debt securities and differences between the securities being hedged and the securities underlying the futures contracts, e.g., interest rates, tax status, maturities and creditworthiness of issuers. While interest rates on taxable securities usually move in the same direction as interest rates on Municipal Securities, there are often differences in the rate of such movements and temporary dislocations. Accordingly, the use of a financial futures contract on a taxable security or a taxable securities index may involve a greater risk of an imperfect correlation between the price movements of the futures contract and of the Municipal Security being hedged than when using a financial futures contract on a Municipal Security or a Municipal Securities index. If a liquid secondary market did not exist when a Fund wished to close out a financial futures contract, it would not be able to do so and would have to continue making daily cash payments of variation margin in the event of adverse price movements. In addition, futures markets have daily market price movement limits for many futures contracts that may further inhibit the Investment Adviser’s ability to manage a Fund’s portfolio. Futures contracts held by a Fund may be illiquid during periods when daily market price movement limits have been reached. As a result, net assets of the Fund may be impacted negatively until normal futures trading resumes or until the Fund’s future contracts are closed out. In addition to the foregoing, the market prices of futures contracts may be affected by other factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meeting margin requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the cash market. Thus, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the Investment Adviser may still not result in a successful hedging transaction. If this should occur, a Fund could lose money on the financial futures contracts and also on the value of its portfolio securities.

A Fund may engage in futures transactions only on commodities, securities exchanges or boards of trade. A Fund will not engage in transactions in financial futures contracts or related options for speculation, but only as an attempt to hedge against changes in interest rates or market conditions affecting the values of securities that the Fund owns or intends to purchase. Although the successful use of futures contracts and options techniques requires skills different from those needed to select portfolio securities, the Investment Adviser has experience in the use of these techniques.

Options on Financial Futures Contracts

Each Fund may purchase and write call and put options on financial futures contracts in an attempt to hedge against the effects of fluctuations in interest rates and other market conditions. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. A call option gives the purchaser the right to buy (and the writer the obligation to sell) the underlying futures contract at the exercise price during the option period. A put option gives the purchaser the right to sell (and the writer the obligation to buy) the underlying futures contracts at the exercise price during the option period. A Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefore.

Options on Securities

The ND Fund may write (sell) covered call options as long as it owns securities that are acceptable for escrow purposes and may write secured put options. So, as long as the Fund is obligated as a writer of a put option, it will invest an amount not less than the exercise price of the put option in Municipal Securities or temporary investments. A call option gives the purchaser the right to buy (and the writer the obligation to sell) the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell (and the writer has the obligation to buy) the underlying security at the exercise price during the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand, and interest rates.

The ND Fund may write or purchase spread options. Spread Options are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a benchmark. The exercise price of an option may be below, equal to, or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related securities is protected by ownership of a put option against any decline in that security’s price below the exercise price less the amount paid for the option. The ability to purchase put options allows the ND Fund to protect capital gains in an appreciated security it owns without being required to actually sell that security. At times, the ND Fund would like to establish a position in a security upon which call options are available. By purchasing a call option, the ND Fund is able to fix the cost of acquiring the securities, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because the ND Fund is only at risk for the amount of the premium paid for the call option, which it can, if it chooses, permit to expire.

During the option period, the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being “called away.” For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being “put to” the writer. If a covered call option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the covered call option writer has to sell the underlying security because of the exercise of the call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option, minus the premium received.

Options on Securities Indices

The ND Fund may purchase and write call and put options on securities indices that are traded on national stock exchanges in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase and not for speculation. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as those achieved with the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for a premium received, to make delivery of this amount. Unlike security options, all settlements are in cash, and gain or loss depends upon price movements in the market (or in a particular industry or segment of the market), rather than upon price movements in individual securities.

When the ND Fund writes an option on a securities index, it will be required to deposit with its custodian eligible securities equal in value to 100% of the exercise price, in the case of a put, or the contract value, in the case of a call. In addition, where such Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

Options on securities and index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Price movements in securities that the Fund owns or intends to purchase will not correlate perfectly with movements in the level of the index and, as a result, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities. The use of index options on a taxable security may involve a greater risk of an imperfect correlation between price movements in the Municipal Securities being hedged and the movements in the level of the index. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. Also, an option purchased by the ND Fund may expire worthless, in which case the Fund would lose the premium paid.

Delayed Delivery Transactions

Each Fund may purchase portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by the respective Fund to purchase securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When a Fund enters into a delayed delivery purchase, it becomes obligated to purchase securities and it has rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. A Fund has the ability to close out a purchase obligation on or before the settlement date, rather than to purchase the security. Because a Fund is required to segregate cash or liquid high-grade debt securities to satisfy its commitments to purchase when-issued or delayed delivery securities, such cash and securities are not available to make additional investments or for trading while these assets are set aside.

A Fund engages in when-issued or delayed delivery purchases for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for the purpose of investment leverage or to speculate in interest rate changes. Each Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if deemed advisable.

Future Developments

Each Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives that are not presently contemplated for use by a Fund or are not currently available but may be developed; to the extent such opportunities are both consistent with a Fund’s investment objective and legally permissible for a Fund. Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

Diversification and Concentration Policies

Each Fund is classified as a non-diversified fund under the Investment Company Act of 1940 (the “1940 Act”), which means a Fund is not limited by the 1940 Act in the proportion of the assets it may invest in the obligations of a single issuer. Each Fund intends to conduct its operations, however, so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve a Fund of any liability for federal income tax and state franchise tax, as applicable, to the extent its earnings are distributed to shareholders. To qualify as a regulated investment company, a Fund will, among other things, limit its investments so that, at the close of each quarter of the taxable year (i) not more than 25% of the market value of a Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and a Fund will not own more than 10% of the outstanding voting securities of a single issuer.

As a result of a Fund's non-diversified status, an investment in a Fund may present greater risks to investors than an investment in a diversified fund. The investment return on a non-diversified fund is dependent upon the performance of a smaller number of securities relative to the number of securities held in a diversified fund. A Fund's assumption of large positions in the obligations of a small number of issuers will affect the value of its portfolio to a greater extent than that of a diversified fund in the event of changes in the financial condition, or in the market's assessment, of the issuers. The identification of the issuer of exempt obligations depends upon the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity would be deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the non-governmental user back that bond, then such non-governmental user is deemed to be the sole issuer. If in either case, however, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

In addition, because of the relatively small number of issuers of Municipal Securities in North Dakota and Montana, each Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer than an investment company that invests in a broad range of tax-exempt securities. This practice involves an increased risk of loss to the Fund if the issuer is unable to make interest or principal payments or if the market value of such securities declines.

A Fund will not invest 25% or more of its total assets in any industry. Governmental issuers of Municipal Securities are not considered part of an “industry.” However, Municipal Securities backed only by the assets and revenues of non-governmental users will for this purpose be considered to be issued by such non-governmental users, in which case the 25% limitation would apply to such obligations. Accordingly, a Fund will not invest 25% or more of its assets in obligations deemed to be issued by non-governmental users in any one industry and in taxable obligations of issuers in the same industry. In addition, each Fund may invest more than 25% of its net assets in industrial development bonds whose revenue sources are from similar types of projects, for example, education, electric utilities, health care, housing, transportation, or water, sewer, and gas utilities. There may be economic, business or political developments or changes that affect all securities of a similar type, such as proposed legislation affecting the financing of certain projects, shortages or price increases of necessary materials, or declining market needs for such projects. Therefore, developments affecting a single issuer, industry or securities financing similar types of projects could have a significant effect on the Fund’s performance.

Portfolio Turnover

A Fund will not normally engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund’s investment objective. Accordingly, a Fund may sell portfolio securities in anticipation of a rise (and purchase in anticipation of a decline) in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Investment Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of Municipal Securities or changes in the investment objectives of some investors. Frequency of portfolio turnover will not be a limiting factor should the Investment Adviser deem it desirable to purchase or sell securities.

Regulatory Restrictions

Pursuant to regulations and/or published positions of the Securities and Exchange Commission (“SEC”), a Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, a Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting a Fund’s ability otherwise to invest those assets.

The Funds may engage in transactions in futures contracts and options on futures contracts. The Funds may purchase and sell futures contracts and options thereon only to the extent that such activities are consistent with the requirements of General Regulations Section 4.5 (“Rule 4.5”) promulgated under the Commodity Exchange Act, as amended (the “CEA”), by the Commodity Futures Trading Commission (the “CFTC”), under which each of these Funds is excluded from the definition of a “commodity pool operator.” Under Rule 4.5, a Fund may engage in futures transactions without limitation, if the Fund (i) makes the following disclosures in writing to each participant, whether existing or prospective; (ii) submits to such special calls as the CFTC may make to require the Fund to demonstrate compliance with Rule 4.5(c); and (iii) files a notice of eligibility under Rule 4.5 with the National Futures Association (“NFA”). The required disclosure that each Fund is making in the applicable Prospectuses of the Fund, dated on or after the date of this SAI, is as follows:

The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

Each of the Funds has filed under Rule 4.5 with the NFA the requisite notice of eligibility, or a supplemental notice of eligibility to its previously filed notice of eligibility to complete or accurately update such notice.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ Board of Directors has adopted Portfolio Holdings Disclosure Policies and Procedures (the “Policy”) to protect the interests of Funds’ shareholders and to address potential conflicts of interests that could develop between the interests of Fund shareholders and the interests of the Funds’ investment advisers, principal underwriters, or affiliated persons of the Funds’ investment advisers or principal underwriters. The Policy is applicable to the Investment Adviser and to the Funds (as herein defined) (collectively, the “Adviser”) and the Funds advised by the Adviser. The Adviser provides investment advisory services to the Funds and the investors therein (“shareholders”).

The Policy is intended to prevent the misuse of material non-public information regarding the portfolio holdings of the Fund (“Holdings Information”). Holdings Information will be disclosed to select third parties only when the Funds have a legitimate business purpose for doing so, and the Recipients (as defined below) are subject to a duty of confidentiality that includes a duty not to trade based on the non-public information. Under the Policy, the receipt of compensation by a Fund, the Investment Adviser or its affiliates as consideration for disclosing Holdings Information will not be deemed a legitimate business purpose. Recipients will receive Holdings Information only after furnishing written assurances to the Investment Adviser and/or the Funds that the Holdings Information will remain confidential, and Recipients and persons with access to the Holdings Information will be prohibited from trading based on the information. In all instances, Holdings Information will be disclosed only when consistent with the antifraud provisions of the federal securities laws and the Investment Adviser’s fiduciary duties, and the Investment Adviser and the Fund’s obligations to prevent the misuse of material, non-public information.

The policies and procedures are applicable to the Funds’ respective investment advisers and any subadviser to the Funds. Pursuant to the policy, the Funds, their investment advisers, any subadviser, and their agents are obligated to:

•	act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio Holdings Information;
•	ensure that Holdings Information is not provided to a favored group of clients or potential clients; and
•	adopt such safeguards and controls around the release of Holdings Information so that no client or group of clients is unfairly disadvantaged as a result of such release.

The following policies and procedures will apply to the disclosure of listings of portfolio holdings for one or more of the Funds by the Investment Adviser:

Web Site and Quarterly Advertisements

The Funds currently post the top ten holdings for each Fund on their public website at www.integrityfunds.com. This Holdings Information is updated daily. The Funds also advertise the top ten holdings quarterly through printed material, which is also posted on the Company’s public website. This printed material is updated as of the end of the calendar quarter and is available within fifteen days of each quarter-end. The Holdings Information posted on the Company’s public website and listed in the printed advertisement material may list the securities in numeric order, beginning with the security constituting the largest percentage held by the Fund, and (i) may include the name of the security, the CUSIP, SEDOL and/or ticker symbol, the number of shares held by the Fund, the percentage weight of such security within the Fund and the cumulative percentage weight of each additional security in the Fund listed, and (ii) will contain appropriate disclaimers. The Investment Adviser will seek to post the Holdings Information on its public website in a format that cannot be easily modified by viewers.

SEC Filings

The Funds must disclose their complete portfolio holdings quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarter end of the Funds’ fiscal year or on Form N-CSR(S) on the second and fourth quarter of the Funds’ fiscal year. The N-Q report is not required to be mailed to shareholders, but is made public through the SEC electronic filings.

The Funds must provide either complete portfolio holdings or summaries of their portfolio holdings to shareholders in tabular or graphical format by identifiable categories (e.g., industry sector, geographic region, credit quality, or maturity) according to the percentage of net assets. The ruling requires at least disclosure of the top 50 holdings (based on percentage of net assets) and any investment exceeding 1% of the Fund's net asset value. This change is intended to provide a more concise and investor-friendly presentation of the allocation of a fund's investments across asset classes.

Other Disclosure

The Investment Adviser currently does not disclose Holdings Information except as noted above. Each of the Investment Adviser’s officers or (“Designated Persons”) may authorize providing non-public Holdings Information of the Funds that is as current as one business day after the month-end to only those financial advisers, registered accountholders, authorized consultants, authorized custodians or third-party data service providers (each a “Recipient”) who specifically request the more current non-public Holdings Information for a legitimate business purpose which is not inconsistent with the Funds’ legitimate business purpose. The disclosure may include additional information; however, any such additional information provided to a Recipient shall not include any material information about the Funds’ trading strategies or pending transactions.

Designated Persons may approve the distribution in an electronic format of Holdings Information posted on the public Internet site of the company to Recipients and rating agencies upon request, and such Recipients and rating agencies will not be required to execute a Nondisclosure Agreement.

Occasions may arise where a Designated Person, the Investment Adviser or an affiliate may have a conflict of interest in connection with a Recipient’s request for disclosure of Holdings Information. In order to protect the interests of shareholders and the Funds and to ensure no adverse effect on the shareholders or the Funds, in the limited instances where a Designated Person is considering making non-public Holdings Information, the Designated Person will disclose the conflict to the Chief Compliance Officer of the Funds (“CCO”). If the CCO determines, to the best of his knowledge following appropriate due diligence, that the disclosure of non-public Holdings Information would be in the best interests of shareholders, and the Funds and will not adversely effect the shareholders or the Funds, the CCO may approve the disclosure. The CCO will document in writing any such exception that will identify the legitimate business purpose for the disclosure and will provide a report to the Board for its review at a subsequent Board meeting. Any such exceptions log shall be retained in the Fund’s records.

The Funds and the Investment Adviser will not enter into any arrangement providing for the disclosure of Holding Information for the receipt of compensation or benefit of any kind in return for the disclosure of the Holdings Information.

MANAGEMENT OF THE FUNDS

Investment Adviser

Integrity Money Management, Inc. (the “Investment Adviser”), has been retained by each Fund under an Investment Advisory Agreement to act as each Fund’s investment adviser, subject to the authority of the Board of Directors. The Investment Adviser is a wholly-owned subsidiary of Integrity Mutual Funds, Inc., a corporation organized under the laws of the State of North Dakota on September 22, 1987. The Investment Adviser was incorporated under North Dakota law on August 19, 1988, and also serves as investment adviser for Integrity Fund of Funds, Inc. The address of the Investment Adviser is 1 Main Street North, Minot, North Dakota 58703.

The Investment Adviser furnishes each Fund with investment advice and supervises the management and investment program of each Fund. The Investment Adviser furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of a Fund and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of each Fund. In addition, the Investment Adviser pays the salaries and fees of all officers and directors of the Funds who are affiliated persons of the Investment Adviser. All other charges and expenses, as more fully described under “Expenses,” are paid by the respective Fund.

For the management services and facilities furnished by the Investment Adviser, each of the Funds has agreed to pay the Investment Adviser an annual management fee, payable monthly, of 0.60% of the respective Fund’s average daily net assets. The table below sets forth the advisory fees paid by the Funds, net of expense reimbursements and the fees waived and expenses reimbursed by the Investment Adviser for the periods indicated.

Fund	Fiscal Year End	Management Fees Net of Expense Reimbursements	Fee Waivers and Expense Reimbursements
Montana Tax-Free Fund	12/31/2003	$279,807	$43,198
	12/31/2004	$146,818	$107,144
	12/30/2005	$99,258	$90,220
ND Tax-Free Fund	12/31/2003	$226,730	$34,421
	12/31/2004	$114,889	$96,655
	12/30/2005	$56,933	$82,500

The Investment Advisory Agreement with each Fund provides that the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the respective Investment Advisory Agreement.

The Investment Advisory Agreement with each Fund continues in effect from year to year as long as its continuation is approved at least annually by a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party except in their capacity as directors of the Fund or by the shareholders. Each Investment Advisory Agreement may be terminated at any time upon 60 days’ written notice by the Board of Directors or by a vote of a majority of the outstanding shares or 90 days’ written notice by the Investment Adviser and will terminate automatically upon assignment.

Robert E. Walstad and Peter A. Quist, directors and officers of each Fund, are also directors and officers of the Investment Adviser as indicated under “Management of the Funds.”

Portfolio Manager

Mr. Monte Avery is the portfolio manager of the Montana Tax-Free Fund, Inc. and ND Tax-Free Fund, Inc., and has responsibility for the day-to-day management of its portfolio. Mr. Avery started in the securities business with PaineWebber in 1981 as a retail broker, transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, ND) to help start their Invest Center. He transferred back to Dean Witter in 1993 until joining Integrity Mutual Funds, Inc., in 1995. Since that time, Mr. Avery has been a co-manager of the Funds, Integrity Fund of Funds, Inc., and the Integrity Managed Portfolios effective in February 2000, the manager of these funds.

Mr. Avery's compensation is based on salary paid every other week. He is not compensated for client retention. In addition, Integrity Mutual Funds, Inc., sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and, to an extent, matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program. The Company matches 100% of contribution up to 3% and ½% for each additional percent contributed up to 5%. Integrity Mutual Funds, Inc., has established a program in which it will grant interests in Integrity Mutual Funds, Inc., stock to current employees that meet certain eligibility requirements, as a form of long-term incentive. The program is designed to allow investment staff and other key employees to participate in the long-term growth of the value of the firm.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. As of March 1, 2005, Mr. Avery's compensation is based on salary paid every other week. He is not compensated for client retention. In addition, Integrity Mutual Funds, Inc., sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and to an extent matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program. The Company matches 100% of contribution up to 3% and ½% for each additional percent contributed up to 5%. Integrity Mutual Funds, Inc., has established a program in which it will grant interests in Integrity Mutual Funds, Inc., stock to current employees that meet certain eligibility requirements, as a form of long-term incentive. The program is designed to allow investment staff and other key employees to participate in the long-term growth of the value of the firm.

•

Although the Portfolio Managers generally do not trade securities in their own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Share Ownership in the Funds

The dollar range of equity securities beneficially owned by Mr. Avery, the portfolio manager of the Fund, and the aggregate dollar range of equity securities in all registered investment companies overseen by Mr. Avery in the Integrity family of investment companies for the calendar year ended December 31, 2005, is as follows:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets	Number	Total Assets	Number	Total Assets
Monte Avery	9	$239.4 Million	None

None

					None	None

Name of Portfolio Manager	Beneficial Ownership of Equity Securities in the Funds Managed by the Portfolio Manager

Monte Avery	None

Directors and Officers

The Board consists of five Directors. These same individuals, unless otherwise noted, also serve as directors/trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the seven series of The Integrity Funds. Three Directors (60% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the “independent” (“disinterested”) Directors. The remaining two Directors are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

Independent Directors

The Independent Directors of the Funds, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Director and other directorships, if any, held outside the Fund Complex, are shown below.

Effective January 6, 2006, Independent Director Lynn Aas retired from the Board of Directors and Jerry Stai was subsequently nominated and elected to the Board of Directors to fill the vacancy. Mr. Aas’ retirement also created a vacancy on the Audit Committee and the Governance Nominating Committee that Mr. Stai will occupy.

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[1]	Other Directorships Held Outside The Fund Complex
Jerry M. Stai 1 North Main St Minot, ND 58703 53	Director	Since January 2006	Faculty, Embry-Riddle University (Aug. 2000 to Sep. 2005); Faculty, Park University (Aug., 2005 to Dec. 2005); Non-Profit Specialist, Bremer Bank (since July 2005); Faculty, Minot State University (since Aug. 2000); Director, Integrity Fund of Funds, Inc., (since Jan. 2006); Trustee, Integrity Managed Portfolios and the Integrity Funds (since Jan. 2006).	16	Marycrest Franciscan Development, Inc.
Orlin W. Backes 15 2nd Ave., SW Suite 305 Minot, ND 58701 70	Director	Since April 1995	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios and The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	16	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 58	Director	Since January 1999	Attorney, Maxson Law Office (since November 2002), Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); and Trustee, Integrity Managed Portfolios and The Integrity Funds (since May 2003).	16	None

1The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds.

Interested Directors and Officers

The Interested Directors and executive officers of the Funds, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Director and other directorships, if any, held outside the Fund Complex, are shown below.

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[1]	Other Directorships Held Outside The Fund Complex
Peter A. Quist[2] 1 N. Main St. Minot, ND 58703 71	Director Vice President Secretary	Since Inception

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc.; Vice President and Secretary, Integrity Managed Portfolios and The Integrity Funds (since May 2003); and Director, ARM Securities Corporation (May 2000 to June 2003).

				3	None
Robert E. Walstad[2] 1 N. Main St. Minot, ND 58703 61	Director Chairman President	Since Inception

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (until May 2004), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds Inc., (September 1998 to June 2003); Trustee, Chairman and President (since January 1996), and Treasurer (until May 2004), Integrity Managed Portfolios; Trustee, Chairman and President (since May 2003) and Treasurer (May 2003 to May 2004), The Integrity Funds; Director, President, CEO, and Treasurer, Integrity Funds Distributor, Inc. (January 1996 to August 2003); Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (May 2000 to November 2001- October 2002 to June 2003), ARM Securities Corporation; Director, CEO, Chairman, (since January 2002), and President (September 2002 to December 2004), Capital Financial Services, Inc.

				16	Director, Capital Financial Services, Inc.
Brent M. Wheeler 1 N. Main St. Minot, ND 58703 34	Mutual Fund Chief Compliance Officer	Since October 2005

Fund Accounting Manager (May 1998 through October 2005), Integrity Fund Services, Inc.; Treasurer (Since May 2004 to October 2005), Mutual Fund Compliance Officer (since October 2005) The Integrity Funds and Integrity Managed Portfolios.

				N/A	Minot State University Alumni Association
Laura K. Anderson 1 N. Main St. Minot, ND 58703 31	Treasurer	Since October 2005

Fund Accountant (until May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (since October 2005), Integrity Managed Portfolios and the Integrity Funds

				N/A	None

1The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds.

2Directors who are “interested persons” of the Funds as defined in the Act of 1940. Messrs. Quist and Walstad are interested persons by virtue of being officers and directors of the Funds’ Investment Adviser and Integrity Funds Distributor, Inc.

The Board of Directors manages the business and affairs of each Fund and appoints or elects officers responsible for the day-to-day operations of the Funds and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Independent Directors are charged with, among other functions, recommending approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements to the Board. When considering approval of the existing advisory agreements, the Independent Directors evaluate the nature and quality of the services provided by the Investment Adviser, the performance of the Funds, the Investment Adviser’s costs and the profitability of the agreements to the adviser, ancillary benefits to the Investment Adviser or its affiliates in connection with its relationship to the Funds and the amount of fees charged in comparison to those of other investment companies.

The Audit Committee consists of the three Independent Directors of the Funds: Jerry M. Stai, Orlin W. Backes, and R. James Maxson. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board. The Audit Committee met four times during the last fiscal year.

The Governance and Nominating Committee consists of three Independent Directors of the Funds: Jerry M. Stai, Orlin W. Backes, and R. James Maxson. The primary function of the Governance and Nominating Committee is to identify individuals qualified to become Board members and recommend nominations for election to the Board. The Governance and Nominating Committee also takes a leadership role in shaping the governance of the Funds. The Governance and Nominating Committee has adopted a charter, and meets at least quarterly. The Governance and Nominating Committee prepares and submits meeting minutes and supporting documentation to the full Board. During the Funds fiscal year ending December 31, 2005, the Governance and Nominating Committee held four meetings.

The Governance and Nominating Committee has adopted procedures regarding its review of recommendations for Director nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Directors to the Board of Directors of the Funds, the Directors shall take into account any proposals for candidates that are properly submitted to the Fund’s Secretary. Shareholders wishing to present one or more candidates for Director for consideration may do so by submitting a signed written request to the Fund’s Secretary at The Integrity Funds, Attention: Secretary, 1 Main Street North, Minot, North Dakota 58703. The nomination must include the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connecting with the election of Directors; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

The chart below shows the dollar range of equity securities owned in the Funds and the aggregate dollar range of equity securities in all registered investment companies overseen by the Director in the family of investment companies for each Director for the fiscal year ended December 31, 2005.

Share Ownership in the Funds

For each Director, the dollar range of equity securities beneficially owned by the Director and the aggregate dollar range of equity securities in all registered investment companies overseen by the Director in the Integrity family of investment companies are shown below for the calendar year ending December 31, 2005.

	Lynn W. Aas	Orlin W. Backes	R. James Maxson	Peter A. Quist	Robert E. Walstad
Dollar Range of Equity Securities in…
Montana Tax-Free Fund (Class A)	None	None	None	None	None
Montana Tax-Free Fund (Class B)	None	None	None	None	None
ND Tax-Free Fund (Class A)	None	None	None	$50,001 to $100,000	None
ND Tax-Free Fund (Class B)	None	$10,001 to $50,000	$10,001 to $50,000	None	None
All Registered Investment Companies Overseen by Director in Family of Investment Companies (Aggregate)	$10,001 to $50,000	$10,001 to $50,000	$10,001 to $50,000	$50,001 to $100,000	$10,001 to $50,000

As to each Independent Director and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal distributor of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal distributor of the Funds.

Compensation of the Board of Directors

Directors who are not an “interested person” of the Funds, as that term is defined in the 1940 Act, are paid an annual fee of $15,000 for service as director or trustee, as the case may be, on the boards of the Funds in the complex. Mr. Quist and Mr. Walstad, who are the only “interested persons” of such Funds, receive no compensation from the Funds. In addition to the Fund, the Directors are also directors or trustees of sixteen additional open-end investment companies advised by the Adviser. The annual fee paid to the directors and trustees are allocated among the funds in the complex (which includes the three funds of Integrity Mutual Funds family, the six series of Integrity Managed Portfolios and the seven series of the Integrity Funds) as follows: each fund pays a minimum $500 and the remainder of that fee is allocated among the funds on the basis of their relative net asset values. Mr. Quist and Mr. Walstad, who are the only “interested persons” of such funds, receive no compensation from the funds.

The following table sets forth compensation paid by each Fund to each of the Directors of the Funds and total compensation paid to each director for the fiscal year ended December 31, 2005. The Funds have no retirement or pension plans.

	Lynn W. Aas	Orlin W. Backes	R. James Maxson	Peter A. Quist	Robert E. Walstad	Totals
	Director	Director	Director	Director, Vice President & Secretary	Director, Chairman & President
Aggregate[1]Compensation From…
Montana Tax-Free Fund	$1,041.63	$1,041.63	$1,041.63	$0.00	$0.00	$3,124.88
ND Tax-Free Fund	$904.49	$904.49	$904.49	$0.00	$0.00	$2,713.48
Total Compensation from Fund and Fund Complex[2]	$15,000.00	$15,000.00	$15,000.00	$0.00	$0.00	$5,000.00

1Based on compensation paid to the Directors for the one-year period ended December 31, 2005, for services to the respective Fund.

2Based on the compensation paid to the Directors for the one-year period ended December 31, 2005, for services to the Funds and fourteen eighteen other open-end funds advised by the Investment Adviser, which includes Integrity Fund of Funds, Inc., the six series of Integrity Managed Portfolios and the seven nine series of The Integrity Funds.

Control Persons and Principal Holders of Securities

As of April 4, 2006, the officers and Directors owned, as a group, less than 1% of the shares of each Fund.

To the best knowledge of the respective Funds, as of April 4, 2006, the following shareholders owned, of record or beneficially 5% or more of the shares outstanding of the Funds:

Montana Tax-Free Fund, Class A Shares
Name	Address	Percent Ownership
Ralph W. Susag & Clarice M. Susag TTEES UA DTD 02/28/91 Susag Family Rev. Living Trust	Box 363 Sydney, MT 59263-0363	7.93%
ND Tax-Free Fund, Class B Shares
Name	Address	Percent Ownership
First National Bank TTEE Olga Helstad Living Trust Dtd 2/18/03	PO Box 1827 Williston, ND 58802-1827	8.81%
Paul J. Phillips	P.O. Box 98 Minot, ND 58702	5.74%

Custodian

Wells Fargo Bank, NA, Trust & Custody Solutions, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479, serves as the custodian of the Funds and has custody of all securities and cash of the Funds. The custodian attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

Transfer Agent

Integrity Fund Services, Inc. (“Integrity Fund Services” or the “Transfer Agent”), a wholly-owned subsidiary of Integrity Mutual Funds, Inc., a North Dakota corporation affiliated to Integrity, provides each Fund with transfer agent, accounting and administrative services. Integrity Fund Services is located at 1 Main Street North, Minot, North Dakota 58703. As transfer agent, Integrity Fund Services is responsible for administrating and/or performing transfer agent functions; for acting as service agent in connection with dividend and distribution functions; and for performing shareholder account information and administrative agent functions in connection with the issuance, transfer and redemption or repurchase (including coordination with the custodian of the Funds) of shares. For its transfer agency services, each Fund pays Integrity Fund Services an asset-based fee and reimburses Integrity Fund Services for certain out-of-pocket expenses. An additional minimum fee is charged for each additional share class.

Integrity Fund Services also provides accounting services for each Fund, for which each Fund pays at the end of each calendar month an asset-based accounting services fee and reimburses Integrity Fund Services for certain out-of-pocket expenses. An additional minimum fee is charged by Integrity Fund Services for each additional share class. The chart below shows the accounting and transfer agency fees paid to Integrity Fund Services by the Funds:

Fund	Fiscal Year End	Accounting Fees	Transfer Agency Fees
Montana Tax-Free Fund	12/31/2003	$50,348	$64,740
	12/31/2004	$49,163	$58,357
	12/30/2005	$45,790	$48,738
ND Tax-Free Fund	12/31/2003	$45,601	$55,028
	12/31/2004	$45,629	$50,783
	12/30/2005	$41,619	$39,014

Independent Accountants

The Funds’ independent public accountant, Brady, Martz & Associates, P.C., 24 West Central Avenue, Minot, North Dakota 58701, audits and reports on each Fund’s annual financial statements, reviews certain regulatory reports and each Fund’s federal income tax return, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the respective Fund. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

Counsel

Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2415 serves as counsel for the Funds.

Distributor

Integrity Funds Distributor (the “Distributor”), a subsidiary of Integrity Mutual Funds, Inc., is the principal distributor of the Funds’ shares in a continuous public offering. Integrity Funds Distributor is located at 1 Main Street North, Minot, North Dakota 58703. Robert E. Walstad and Peter A. Quist, who are directors and the president and vice president and secretary, respectively, of the Funds, Peter A. Quist is also the director and officer of Integrity Funds Distributor. Integrity Funds Distributor sells shares to or through brokers, dealers, or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Funds. Integrity Funds Distributor may act as such a Dealer.

Under the terms of each Distribution Agreement between the respective Fund and Integrity Funds Distributor, Integrity Funds Distributor has agreed to use its best efforts to solicit orders for the sale of the applicable Fund’s shares and to undertake such advertising and promotion as it believes is reasonable in connection with such solicitation Integrity Funds Distributor pays a sales commission to dealers as set forth in the Prospectus. Integrity Funds Distributor may also pay service fees applicable to Class A shares and Class B shares to dealers for providing personal service and/or account maintenance to Class A and Class B shareholders, respectively. See “Distribution and Service Plans” for additional information.

Class A shares are sold subject to an up-front sales charge. Integrity Funds Distributor retains the full applicable up-front sales charge (the excess of the offering price over the net amount invested) from which it pays the uniform reallowances shown in the Prospectus, as supplemented, to Authorized Dealers. Class B shares are sold at net asset value but are subject to a CDSC. Integrity Funds Distributor receives any contingent deferred sales charges imposed on redemptions of Class B shares. In addition, Integrity Funds Distributor receives any Rule 12b-1 distribution or service fees applicable to Class A and Class B shares for service and expenses incurred in connection with the distribution of shares. For a description of such compensation, see “Distribution and Service Plans.”

The following table reflects the amount of underwriting commissions for each Fund specified and the amount retained by the Distributor for each of the last three fiscal years.

	Underwriting Commissions for the Fiscal Year Ended			Amount Retained by the Distributor for the Fiscal Year Ended
	12/31/03	12/31/04	12/30/05	12/31/03	12/31/04	12/30/05
Montana Tax-Free Fund	$46,484	$11,988	$4,006	$7,344	$2,558	$734
ND Tax-Free Fund	$12,982	$6,820	$1,385	$2,259	$1,209	$245

The following table sets forth the amount of underwriting commissions, compensation on redemptions, brokerage commissions, and any other compensation received by the Distributor from the respective Fund indicated below during the most recent fiscal year.

	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Montana Tax-Free Fund	$734	$59,854	$0	$165,895*
ND Tax-Free Fund	$245	$12,580	$0	$84,081*

*The Distributor received this amount under the 12b-1 plan of the respective Fund.

Each Distribution Agreement must be approved at least annually by the respective Fund’s Board of Directors and a vote of a majority of such Fund’s Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Distribution and Service Plan or any agreement related thereto or in the Distribution Agreement (the “Qualified Directors”), by vote cast in person at a meeting called for the purpose of voting on such approval. Each Fund’s Distribution Agreement will terminate automatically in the event of its assignment and is terminable with respect to such Fund without penalty on 60 days’ written notice by vote of a majority of the Qualified Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund or on 90 days’ written notice by Integrity Funds Distributor.

As noted, Integrity Funds Distributor will pay a sales commission to investment dealers and to its salesmen who sell Fund shares. The staff of the SEC takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed distributors under the Securities Act of 1933, as amended. Integrity Funds Distributor may also provide additional promotional incentives to dealers who sell Fund shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.

CODE OF ETHICS

The Investment Adviser, Integrity Funds Distributor, and the Funds have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act. The purpose of a code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Fund. Such codes of ethics permit personnel covered by the codes to invest in securities, subject to the restrictions of the code. The codes are filed as exhibits to the Funds’ registration statement.

DISTRIBUTION AND SERVICE PLAN (12b-1 PLAN)

Each Fund has adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the Act of 1940, which provides that Class B shares will be subject to an annual distribution and service fee, and that Class A shares will be subject to an annual service fee. Rule 12b‑1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Each Fund has also entered into a related Distribution Agreement with the “Distributor.

The 12b-1 fee applicable to Class B shares under each Fund’s Plan will be payable to reimburse Integrity Funds Distributor for services and expenses incurred in connection with the distribution of Class B shares. These expenses include sales commissions and other fees paid, together with related financing costs, to brokers, dealers or other selling entities having a dealer agreement in effect (“Authorized Dealers”), including Integrity Funds Distributor, who are brokers of record with respect to the Class B shares, as well as, without limitation, costs relating to the formulation and implementation of marketing and promotional activities including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; expenses of printing and distributing prospectuses, statements of additional information and reports of the Fund to persons other than shareholders of the Fund; expenses of preparing printing and distributing advertising and sales literature; costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may from time to time deem advisable; and reasonable compensation for Integrity Funds Distributor’s services and other expenses, including allocable overhead expenses, such as salaries, rent and printing and communications. The Fund may also use a portion of this fee to compensate Authorized Dealers for providing services to Class B shareholders of such Fund, as noted below.

Each Fund may spend up to 0.75 of 1% per year of the average daily net assets of the Montana Fund’s Class B shares (0.85 of 1% of the average daily net assets of the ND Fund’s Class B shares) as a distribution and service fee. Integrity Funds Distributor may use a portion of this fee to pay an annual service fee of up to 0.25 of 1% per year of the average daily net assets attributable to the Class B shares to dealers for providing personal services and/or maintenance of shareholder accounts.

Similarly, each Fund may spend up to 0.25 of 1% per year of average daily net assets of Class A shares as a service fee to compensate Authorized Dealers, including Integrity Funds Distributor, for personal services and/or maintenance of shareholder accounts. These services may include: answering routine inquiries regarding the Funds; assisting shareholders in interpreting confirmations, statements and other documents; assisting shareholders in redeeming shares; processing shareholder transactions; office space and telephone facilities; and providing any other shareholder service not provided by the Funds’ transfer agent and for which service fees may be paid.

The service fee payable to Authorized Dealers is based on the average daily net assets of the respective class of the Fund which are attributable to shareholders of such Fund for whom the dealer is designated the dealer of record. The “average daily net assets” attributable to the shares in a shareholder account means the product of (i) the average daily share balance of the account and (ii) the Fund’s average daily net asset value per share. Such payments may be suspended or modified by Integrity Funds Distributor at any time and are subject to the continuance of the Fund’s Plan.

During periods of substantial sales of shares, the commissions paid by Integrity Funds Distributor to dealers may, together with other distributions expenses, exceed the amount of Plan payments it receives. This is likely to be the case in the early years of the Fund’s operations. In other periods, the payments under the Plan may exceed the amount of commissions and other distribution expenses paid by Integrity Funds Distributor, which has the effect of reimbursing Integrity Funds Distributor for distribution expenses incurred in prior periods. Payments made to Integrity Funds Distributor under the Plan are not dependent upon expenses incurred, and in any given year Integrity Funds Distributor may have fewer expenses than the amount of the payments, thus creating a “profit.” Accordingly, the Plan compensates Integrity Funds Distributor regardless of its expenses.

Each Fund’s Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Fund’s Board of Directors, including a majority of the directors who are not “interested persons” of such Fund and have no direct or indirect financial interest in the operation of the Plan or in the related Distribution Agreement or in any other agreement related to the Plan (the “Qualified Directors”), cast in person at a meeting called for the purpose of voting on such continuance. Each Fund’s Plan may be terminated at any time with respect to a Fund or as to a given Class A or Class B shares, by vote of majority of the Qualified Directors of the Fund or by vote of a majority of the outstanding shares of the affected Class. If the Fund’s Plan is terminated and not continued, Integrity Funds Distributor is not legally entitled to any payment for amounts expended but not yet recovered. However, the Board of Directors of the respective Fund reserves the right to make payments to Integrity Funds Distributor notwithstanding a termination or non-continuance. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder with respect to Class A or Class B shares would require approval by a majority of the outstanding voting shares of the affected Class of the respective Fund. Other material amendments to a Fund’s Plan would be required to be approved by vote of the Board of Directors of such Fund, including a majority of the Qualified Directors, cast in person at a meeting called for that purpose. Each Fund’s Plan further provides that as long as the respective Fund’s Plan remains in effect, the selection and nomination of the Fund’s Directors who are not interested persons of the Fund will be committed to the discretion of the disinterested Directors then in office. It is expected that payments made under a Plan will serve to encourage Integrity Funds Distributor and investment dealers to sell Fund shares and to provide ongoing services to Fund shareholders.

Integrity Funds Distributor has voluntarily agreed (though not specified in the Distribution Agreement) to waive a portion of the fee payable under the Plan during the early stages of a Fund’s existence. The table below provides the fees paid by Class A and B shares of the Funds, under the Plan, net of waivers, for the periods indicated.

12b-1 Fees Paid for the Fiscal Years Ended
	12/31/2003	12/31/2004	12/31/2005
Montana Tax-Free Fund (Class A)	$14,407	$33,693	$35,320
Montana Tax-Free Fund (Class B)	$237,084	$216,027	$130,575
ND Tax-Free Fund (Class A)	$82,443	$69,400	$47,112
ND Tax-Free Fund (Class B)	$87,145	$63,506	$36,969

The 12b‑1 fees paid by the ND Fund during the fiscal year ended December 31, 2005, were spent toward distribution expenses including $1,038 on advertising and promotion, $12,059 on compensation to dealers (including commission and service fees), $29,428 on compensation to sales personnel and payroll taxes and $9,442 on distribution related overhead of Integrity Funds Distributor. During this same period, the 12b‑1 fees paid by the Montana Fund were spent toward distribution expenses including $1,424 on advertising and promotion, $18,786 on compensation to dealers (including commission and service fees), $41,518 on compensation to sales personnel and payroll taxes and $13,406 on distribution related overhead of Integrity Funds Distributor, respectively. Integrity Mutual Funds, Inc., absorbs the costs of distribution expenses incurred in excess of the 12b-1 fees received from the Funds which are set forth in the table above.

The Investment Adviser and Integrity Funds Distributor are subsidiaries of Integrity Mutual Funds, Inc., Robert E. Walstad and Peter A. Quist, directors and President and Vice President, respectively, of Integrity Mutual Funds, Inc., are also directors and officers of the Funds and the Investment Adviser. Peter A. Quist is also director and officer of Integrity Funds Distributor. Please see “Management of the Funds” for additional information. Messrs. Walstad and Quist are also shareholders of Integrity Mutual Funds, Inc., and accordingly, may indirectly benefit from the payment of 12b‑1 fees by the Funds to Integrity Funds Distributor.

Integrity Funds Distributor may make payments to dealers that are holders or dealers of record for accounts in one or more of the Funds. A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer. Integrity Funds Distributor compensates dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisory programs).

From time to time, Integrity Funds Distributor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of the Fund. Such compensation provided by Integrity Funds Distributor may include financial assistance to dealers that enable Integrity Funds Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Integrity Funds Distributor makes payments for events it deems appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

Your dealer can provide you with additional information about any payments it receives from that Distributor and any services provided.

PROXY VOTING POLICIES

The Board of Directors has delegated to the Investment Adviser the final authority and responsibility for voting proxies with respect to each Fund’s underlying securities holdings. The Directors will review each Fund’s proxy voting records from time to time and will annually consider revising its proxy voting policy (“Policy”). Under the Policy, the Investment Adviser may retain outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance.

The Investment Adviser normally votes in accordance with corporate management’s recommendations on matters including: uncontested director nominees (unless such nominees have poor records), ratification of accountants, changing corporate names and similar matters. The Investment Adviser normally votes against management’s recommendations on matters such as proposals: that would reduce the rights or options of shareholders; that would reduce the value of shareholders’ investments; poison pills or provisions requiring supermajority approval of mergers; and other matters that are designed to limit the ability of shareholders to approve merger transactions. Other matters, such as finance, merger, acquisition and restructuring proposals, shareholder proposals and proposals to ratify or cancel golden or tin parachutes, will be evaluated on a case-by-case basis, and the Investment Adviser may vote for or against corporate management’s recommendations as it deems appropriate. The Investment Adviser may occasionally abstain from voting when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. The Investment Adviser will monitor situations that may result in a potential conflict of interest, in particular between a Fund’s shareholders and Adviser or any of its affiliates or an affiliate of the Funds. If any such conflict is discovered, the issue will be examined in detail by the Investment Adviser and in such circumstances, the Investment Adviser normally will refrain from voting the proxies giving rise to conflict, until the Directors, after consultation, instruct on an appropriate course of action to vote the proxies in the best interest of the relevant Fund.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, is available without charge, upon request, by calling (800) 276-1262, on the SEC's website at www.sec.gov or at the Trust’s website at www.integrityfunds.com.

PORTFOLIO TRANSACTIONS

Allocation of portfolio brokerage transactions to various brokers is determined by the Investment Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. In executing transactions for a Fund and selecting brokers or dealers, the Investment Adviser will use its best efforts to seek the best overall terms available. While the Investment Adviser generally seeks to obtain the most favorable prices, a Fund may not necessarily pay the lowest spread or commission available. In selecting brokers and dealers to execute portfolio transactions, the Investment Adviser is authorized to consider the prices and rates of brokerage commissions, as well as other relevant factors, including: (1) the market impact of the trade, (2) the broker or dealer’s execution capabilities, (3) the size of the transaction, (4) the difficulty associated with executing the transactions, (5) the operational facilities of the broker or dealer, (6) the risk to the broker or dealer of positioning a block of securities, (7) brokerage service arrangements made available  by the broker or dealer, and (8) research, brokerage and other services provided by the broker or dealer (as described below).The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this consideration, unaffiliated brokers who provide supplemental investment research, statistical or other services to the Investment Adviser may receive orders for transactions by a Fund. Information thus received will enable the Investment Adviser to supplement its own research and analysis with the views and information of other securities firms and may be used for the benefit of clients of the Investment Adviser other than the Funds. Research services may include advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Municipal bonds, notes and short-term securities in which a Fund invests are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. Accordingly, the Investment Adviser expects that transactions in Municipal Securities will be effected on a principal (as opposed to an agency) basis and does not expect to pay any brokerage commissions on such transactions. Purchases may be made from distributors, dealers or issuers. A Fund’s cost of portfolio securities transactions will consist primarily of dealer or distributor spreads. The Funds may also pay mark-ups on principal transactions. The Funds will not engage in principal transactions with affiliates. Commissions will be paid on the Funds’ futures and options transactions, if any.

In effecting purchases and sales of the Funds’ portfolio securities, the Investment Adviser and the Funds may place orders with and pay brokerage commissions to brokers affiliated with the Funds, the Investment Adviser, Integrity Funds Distributor or selected dealers participating in the offering of the Funds’ shares. Subject to rules adopted by the SEC, each Fund may also purchase municipal securities from other members of underwriting syndicates of which Integrity Funds Distributor or other affiliates of the Funds are members.

The table below reflects the aggregate amount of commissions paid by the Funds for the periods indicated.

	Commission Paid for Fiscal Year Ended
	12/31/03	12/31/04	12/31/05
Montana Fund	$0	$0	$0
ND Fund	$0	$0	$0

The Board of Directors will monitor the Investment Adviser’s performance with respect to portfolio transactions in order to evaluate the overall reasonableness of brokerage commissions paid or spreads allowed.

PURCHASE AND REDEMPTION OF SHARES

Fund shares may be purchased from investment dealers who have sales agreements with Integrity Funds Distributor or from Integrity Funds Distributor. As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering Class A shares and Class B shares, as described below.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A shares are also subject to an annual service fee of 0.25% of the average daily net assets of Class A shares of the Fund. The example below explains the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a purchase on December 30, 2005, of Class A shares from a Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

	Net Asset Value per Share	Per Share Sales Charge[1]	Per Share Offering Price to the Public	Shares Outstanding[2]
Montana Tax-Free Fund	$8.42	$0.37	$8.79	1,691,541
ND Tax-Free Fund	$7.40	$0.33	$7.73	2,121,357

1The Per Share Sales Charge for the Funds is 4.25% (4.44% of net asset value per share).

2Class A Shares outstanding as of December 30, 2005

Each Fund receives the entire net asset value of all Class A shares that are sold. Integrity Funds Distributor retains the full applicable sales charge from which it pays a commission shown in the Prospectus to Authorized Dealers.

Reduction of Up-Front Sales Charges on Class A Shares

Letters of Intent

An investor may immediately qualify for a reduced sales charge on Class A shares by stating his or her intention to invest in Class A shares of one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Funds’ Prospectus under “The Shares We Offer — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, Integrity Funds Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by you, your spouse, and children or grandchildren under 21 (cumulatively, the "Investor") in some or all funds (the "Fund Family") to reach a breakpoint discount. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

•	Investor's current purchase of shares in the Fund Family; and
•	The net asset value (at the close of business on the previous day) of the shares of the Fund Family held by Investor.

For example, if the Investor owned Fund Family shares worth $40,000 at the current net asset value and purchased an additional $10,000 of Fund Family shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for the cumulative quantity discount on a purchase through a broker-dealer, when each purchase is made, the investor or broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

In order to determine your eligibility to receive a sales charge discount, it may be necessary to provide your adviser with information and records (including account statements) of all relevant accounts invested in the Funds.

Investments of $1 Million or More

For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Group Program

Each Fund has a group investment and reinvestment program (the “Group Program”) which allows investors to purchase Class A shares of a Fund with a lower minimum initial investment and with a lower sales charge if the investor and the Group Program of which he or she is a participant meet the cost saving criteria set forth below.

Description of Group Program

If the investor’s Group Program (such as an employee investment program) meets the requirements described below, a Fund will modify the $1,000 initial investment requirement to such minimum investment as may be determined by the Fund. The sales charge set forth in the Funds’ Prospectus for each purchase by a participant of a Group Program will be based on (i) the combined current purchases of such group of Class A shares together with (ii) the combined net asset value of Class A shares of such group at the time of such investment. The dealer or agent, if any, through which the Group Program was initiated will be entitled to a dealer concession or agency commission based on the sales charges paid by participants of such Group Program.

Criteria for the Group Program

The cost savings criteria to a Fund that must be met in order for a Group Program to qualify for the benefits set forth above are:

•	The administrator of an investor’s investment program must have entered into an agreement with Integrity Funds Distributor.
•

Such agreement must provide that the administrator must submit a single order and make payment with a single remittance for all investments during each investment period (e.g., each pay period or distribution period) by all investors who choose to invest through the Group Program.

•

Such agreement must provide that the administrator will provide the Transfer Agent with appropriate backup data for each participating investor in a computerized format compatible with the Transfer Agent’s processing system.

Additional Criteria for the Group Program

As further requirements for obtaining these special benefits under the Group Program, each Fund requires that investments be in the form of an open account (with no share certificates being issued), that all dividends and other distributions be reinvested in additional Class A shares without any systematic withdrawal program described herein and that the minimum new investment in Class A shares of a Fund by each participant in an employee investment program be at least $25 per month. Each Fund reserves the right to modify or terminate this program at any time.

Waivers of Up-Front Sales Charges on Class A Shares

Each Fund may sell Class A shares without an up‑front sales charge to directors, officers and employees (including retirees) of the Fund, of Integrity Mutual Funds, Inc., of Integrity Money Management and of Integrity Funds Distributor, for themselves or their spouses, children, or parents and parents of spouse, or to any trust, pension, or profit‑sharing, or other benefit plan for only such persons at net asset value and in any amount. Each Fund may also sell shares without an up‑front sales charge to broker‑dealers having sales agreements with Integrity Funds Distributor, and registered representatives and other employees of such broker‑dealers, including their spouses and children; to financial institutions having sales agreements with Integrity Funds Distributor, and employees of such financial institutions, including their spouses and children; and to any broker‑dealer, financial institution, or other qualified firm which receives no commissions for selling shares to its clients. The elimination of the sales up‑front charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

Class B Shares

You may purchase Class B shares at the applicable net asset value per share without any up-front sales charge next determined after an order and payment are received in proper form. Since Class B shares are sold without an initial sales charge, the full amount of your purchase payment will be invested in Class B shares. Class B shares are subject to an annual distribution and service fee to compensate Integrity Funds Distributor for its costs in connection with the sale of Class B shares and to compensate Authorized Dealers for providing you with ongoing financial advice and other account services. Please refer to the “Distribution and Service Plans” section for additional information.

You may be subject to a contingent deferred sales charge (“CDSC”) if you redeem your Class B shares within five years after purchase. Any CDSC will be imposed on the lower of the redeemed shares’ cost or net asset value at the time of redemption. Class B shares acquired through the reinvestment of dividends are not subject to a CDSC. Each Fund may also sell Class B shares to certain investors without a CDSC. See “Contingent Deferred Sales Charges” for additional information.

Class B shares will automatically convert to Class A shares approximately eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee or other charge, so that the value of each shareholder’s account immediately before conversion will be the same as the value of the account immediately after conversion. The conversion will be based on the relative net asset values of the two classes on the fifteenth day of the month in which the eighth anniversary of the issuance of Class B shares occurs. Or, if the anniversary occurs after the fifteenth, the conversion will be based on the relative net asset value per share of the two classes on the fifteenth day of the following month. If the fifteenth is not a business day, the conversion will be effected on the first business day following the fifteenth. However, when introducing the conversion feature, Class B shares outstanding on January 7, 2000, that had been held for eight years or more after purchase were converted effective January 18, 2000. If a shareholder effected an exchange into Class B shares from a fund advised or underwritten by Integrity Money Management, or Integrity Funds Distributor and the shares of the original fund are subject to a CDSC, the holding period of your original investment will be counted toward the eight year period.

In addition, Class B shares acquired through reinvestment of distributions will convert to Class A shares in accordance with the following procedure. First, the ratio of Class B shares eligible to be converted divided by the total amount of Class B shares in the shareholder’s account will be determined. This ratio multiplied by the amount of Class B shares acquired from reinvested dividends and distributions equals the amount of such Class B shares that will be converted. Further, if after the conversion, the shareholder has 50 or less Class B shares remaining in his or her account, such shares will also be converted to Class A shares. Class B shares that are converted to Class A shares will remain subject to an annual service fee of up to 0.25 of 1% of the average daily net assets attributable to the Class A shares. Since the net asset value per share of the Class B shares and the Class A shares may differ at the time of conversion, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. This conversion feature may be suspended or terminated if it comes to our attention that such conversion would constitute a taxable event under federal income tax law.

Monthomatic Investment Plan

A shareholder may purchase additional Fund shares through an automatic investment program. The minimum initial investment is $50. With the Monthomatic Investment Plan (“Monthomatic”), monthly investments are made automatically from the shareholder’s account at a bank, savings and loan association, or credit union into the shareholder’s Fund account. By enrolling in Monthomatic, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House (“ACH”) debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. A shareholder may terminate the Monthomatic by sending written notice to the Transfer Agent. Please refer to the “Systematic Investing—the Monthomatic Investment Plan” section of the Prospectus for additional information.

Exchange Privilege

As described in the Prospectus under “Special Services—Exchanging Shares,” each Fund offers an exchange privilege that permits a shareholder in a Fund to exchange some or all of his shares in any of the funds in the same share class underwritten by Integrity Funds Distributor at net asset value. The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the Fund and consider the differences between it and the fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

Minimum Investment

The minimum initial investment for each Fund per share class is $1,000 ($50 for the Preauthorized Investment Program), and the minimum subsequent investment is $50, but such minimum amounts may be changed at any time.

Redemptions

Any Fund shareholder may require the Fund to redeem shares. All registered owners must send a signed letter of instruction to the Transfer Agent at P.O. Box 759, Minot, North Dakota 58702. If the amount to be redeemed exceeds $100,000, a signature guarantee is required. When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, with a signed certificate or duly endorsed stock power accompanied by a written request for redemption. Signature guarantees are available from a commercial bank, trust company, savings and loan association, or member firm of a national securities exchange. A notary public may not provide a signature guarantee. The redemption request and signed certificate or stock power must be signed exactly as the account is registered including any special capacity of the registered owner.

Alternatively, an investor may place an order to sell shares (whether in certificate or book entry form) through his or her dealer or agent that has a sales agreement with the Transfer Agent and from which the Prospectus was received, which dealer or agent may fax, mail or phone such request to the Transfer Agent when properly authorized in writing by the shareholder of record. The investor will receive the net asset value per share next determined after the Transfer Agent receives such sell order from the dealer or agent. A Fund does not charge for this transaction. Authorized Dealers may charge additional fees for shareholder transactions or for advisory services.

Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed letter of instruction accompanied by any outstanding share certificates in proper form for transfer. When a Fund is asked to redeem shares for which it may not yet have received good payment (e.g., cash or certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within 15 calendar days).

Payment for shares redeemed may also be done through the ACH network. Redemption proceeds are sent to your bank account with the same names as the account registration through an ACH transfer.

Contingent Deferred Sales Charges

Except as otherwise provided below, a contingent deferred sales charge is imposed if a shareholder redeems Class B shares purchased within the preceding five years. Class B shares acquired by reinvestment of dividends may be redeemed without a CDSC even though acquired within five years. In addition, a number of shares having a value equal to any net increase in the value of all shares purchased by the shareholder during the preceding five years will be redeemed without a contingent deferred sales charge. Subject to the foregoing exclusions, the amount of the charge is determined based on the lower of the redeemed shares’ cost or net asset value at the time of redemption and will depend on the number of years the dollar amount being redeemed was invested, according to the following table:

Number of Years Since Redemption Amount was Invested	1	2	3	4	5	More than 5
Percentage of Contingent Deferred Sales Charge	4.0%	4.0%	3.0%	2.0%	1.0%	No Charge

If the initial amount of purchase of Class B shares is $1 million or more, the charge is reduced to 1% and only applies during the first year of purchase. In addition, purchases totaling $1 million or more made within 13 months of the initial purchase date qualify for this exception, provided that the purchaser notifies the Fund in writing at the time of the initial purchase of his or her intent to purchase $1 million or more within 13 months and subsequently satisfies this condition. Any shares purchased and sold within the 13-month period will be deducted in computing total purchases, and the charge applies for one year after purchases total a minimum of $1 million.

All purchases are considered made on the trade date. In determining whether a contingent deferred sales charge is payable on any redemption, the Fund will first redeem shares not subject to any charge, or that represent an increase in the value of a Fund account due to capital appreciation and then will redeem Class B shares held for the longest period. This will result in a shareholder paying the lowest possible contingent deferred sales charge rate. Upon receipt of a request for redemption, Class B shares will be redeemed by a Fund at the net asset value per share next determined following receipt of a properly executed request with any required documents, less any applicable contingent deferred sales charge.

The following example illustrates the operation of the contingent deferred sales charge. Assume that you own 1,000 Class B shares that you purchased six years ago, 1,000 shares acquired by reinvesting distributions, 1,000 shares that you purchased two years ago at $10 each, and 1,000 Class B shares that you purchased one year ago at $10 each. Also assume that the Class B shares now have a net asset value equal to $20 each. You may redeem the 2,000 Class B shares that you have owned for six years or acquired by reinvesting distributions without paying a contingent deferred sales charge. Appreciation on the Class B shares you bought in the last two years equals $20,000 (the $10 increase in net asset value times 2,000 shares), $10,000 of which is attributed to each of the two years. Because the $20,000 of appreciation is equivalent to 1,000 Class B shares at the assumed current net asset value of $20 per share, you may redeem 1,000 more Class B shares without paying a contingent deferred sales charge. If you redeem 3,500 Class B shares, you would have a contingent deferred sales charge on 500 of those shares. The Fund would treat these 500 redeemed Class B shares as representing a redemption of the $10,000 investment that you made two years ago. Based on the assumed net asset value of $20 per share, you would pay a contingent deferred sales charge equal to $400 (500 Class B shares times $20 per share times the applicable rate of 4.0%). If in the same year you redeemed your remaining 500 shares, the Fund would treat this as a redemption of your $10,000 investment made one year ago, applying a charge at the rate of 4.0%.

Each Fund may sell Class B shares without a contingent deferred sales charge to:

•

Directors, officers, and employees (including retirees) of the Fund, of Integrity Mutual Funds, Inc., of Integrity Money Management, and of Integrity Funds Distributor, for themselves or their spouses, children, or parents and parents of spouse, or to any trust, pension, or profit-sharing, or other benefit plan for only such persons at net asset value and in any amount.

•	Broker‑dealers having sales agreements with Integrity Funds Distributor, and registered representatives and other employees of such broker‑dealers, including their spouses and children;
•	Financial institutions having sales agreements with Integrity Funds Distributor, and employees of such financial institutions, including their spouses and children; and
•	Any broker‑dealer, financial institution, or other qualified firm that receives no commissions for selling shares to its clients.

The elimination of the CDSC for redemptions by certain classes of persons is provided because of anticipated economies in scales and sales related efforts. Integrity Funds Distributor receives the entire amount of any contingent deferred sales charges assessed. A Fund receives the net asset value of Class B shares sold.

Additional Information on Purchases and Redemptions

Each Fund reserves the right to withdraw all or any part of the offering of its shares and to reject purchase orders. Also, from time to time, a Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the respective Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

In order to facilitate redemptions and to eliminate the need for safekeeping, the Transfer Agent will not issue certificates for shares of the Funds unless requested to do so. A shareholder or broker may obtain a certificate by writing to the Transfer Agent at P.O. Box 759, Minot, North Dakota 58702.

Each Fund may suspend the right of redemption or delay payment more than seven days:

•	during any period when the NYSE is closed for trading (other than customary weekend and holiday closings);
•

when trading in the markets the respective Fund normally utilizes is restricted or an emergency exists as determined by the SEC so that disposal of the Fund’s investments or determination of its net asset value is not reasonably practicable;

•	for such other periods as the SEC by order may permit for protection of the Fund’s shareholders.

The NYSE is currently closed on the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day, as observed. The amount received by a shareholder upon redemption may be more or less than the amount paid for such shares depending on the market value of the applicable Fund’s portfolio securities at the time. When a Fund is requested to redeem shares for which it may not have yet received good payment (e.g., certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within 15 calendar days).

Each Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 for any reason other than fluctuation in the market value of the Fund’s portfolio securities. Should a Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor’s account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed. Each Fund allocates net interest income to those shares for which the Fund has received payment.

For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. Integrity Funds Distributor may pay a commission of 0.75%, out of its own resources, to broker-dealers who initiate and are responsible for the purchase of Class A shares of $1 million dollars or more.

Systematic Withdrawal Plan

A shareholder who owns shares with an aggregate value of $5,000 or more of a Fund (which may not be in certificated form) may provide for the payment from his or her account of any requested dollar amount to his or her designated payee monthly, quarterly, semi-annually or annually. Sufficient shares will be redeemed from the investor’s account for the designated amount on the first or the 25th of each month. Dividend distributions automatically will be reinvested under this program. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be terminated at any time by the investor.

It ordinarily will be disadvantageous to an investor to purchase shares (except through reinvestment of distributions) while participating in a systematic withdrawal program because he or she will be paying a sales charge to purchase shares at the same time that shares are being redeemed upon which such investor may already have paid a sales charge. Each Fund reserves the right to amend or terminate the systematic withdrawal program at any time. For additional information, see “Systematic Withdrawal” in the Prospectus.

NET ASSET VALUE

For each Fund, net asset value ("NAV") per share is determined by dividing the total value of that Fund's assets, less any liabilities, by the number of shares of that Fund outstanding.

The net asset value per share of each Fund is determined by the Administrator as of the close of regular trading of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Standard Time) on each day that the NYSE is open for trading.

Assets for which market quotations are available are valued as follows:

•

each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price;

•	each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System;
•	United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations;
•

short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings.

These prices are obtained by the Administrator from services that collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

When approved by the Directors, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Directors believe reflect the fair value of such securities. These securities would normally be those that have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Investment Adviser using methods and procedures reviewed and approved by the Directors.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund. Shared expenses of the Fund are allocated in proportion to the total net assets of each respective Fund.

DIVIDENDS AND TAX INFORMATION

Dividends

All of the net investment income of each Fund is declared daily as a dividend on shares for which the applicable Fund has received payment. Net investment income of a Fund consists of all interest income earned on portfolio assets less all expenses of such Fund. Income dividends will be distributed monthly, and dividends of net realized short-term and long-term capital gains, if any, will normally be paid out once a year around the end of the Fund’s fiscal year. Each Fund may at any time vary the foregoing dividend practices and, therefore, each Fund reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short‑term and long‑term capital gains as the Board of Directors of the Fund determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, each Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (the “Code”).

Income and capital gains dividends, if any, of a Fund will be credited to shareholder’s accounts in full and fractional of such Fund shares at net asset value on the reinvestment date unless shareholders indicate in writing to the Transfer Agent that they wish to receive them in cash. Please refer to “Distributions and Taxes - Reinvestment Options” in the Prospectus for a description of the dividend payment options available to shareholders.

Cash dividends and reinvested dividends will be paid or reinvested, as the case may be, as of the day following the last day of the month. Share certificates are issued for full and fractional shares and only upon a request by the shareholder or broker to the Transfer Agent.

A check will be generated on the date on which distributions are payable for dividends to be received in cash. A shareholder can expect to receive this check within seven days. If the U.S. Postal Service cannot deliver the check or if the check remains uncashed for six months, a letter will be sent to the shareholder. If the shareholder has not cashed the check or called within a month and if the shareholder has shares in his or her account, the check will be reinvested in the shareholder’s account at the then-current net asset value. If the shareholder has a zero balance, the Transfer Agent will contact the shareholder by phone or contact his or her broker. If the shareholder has misplaced or lost the check, the Transfer Agent will then issue a new check.

Distribution checks may be sent to parties other than the investor. The Transfer Agent of the Fund will accept a letter from the shareholder. Please attach a voided check if payable to your bank account. A signature guarantee is only required if the check will be issued payable to a person or address other than the person or address under which the shares are registered.

Taxation of the Funds

The following discussion of certain federal income tax issues related to the Funds and shareholders who invest in the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to shareholders that are U.S. taxpayers. The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Qualification as a Regulated Investment Company

Each Fund has elected and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify to be taxed as a RIC, each Fund must, among other things:

(1)	Derive in each taxable year at least 90% of its gross income for each taxable year must be derived from:
(a)

Dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and

(b) Net income derived from an interest in a “qualified publicly traded partnership;
(2)	Diversify its holdings so that, at the end of each quarter of the taxable year:
(a)

At least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of its calculation to an amount not greater than 5% of the value of the Fund and

(b)

Not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses, or one or more qualified publicly traded partnerships; and

(3)

Distribute at least 90% of its investment company taxable income (which includes, among other items: dividends, interest and net short-term capital gains in excess of net long-term capital loss) and at least 90% of its net tax-exempt interest income each taxable year.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and net capital gains. However, the Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to you. In such case, the Fund will be subject to federal, and possible state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as dividend income to the extent of the Fund’s available earnings and profits.

Excise Tax Distribution Requirements

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute during each calendar year an amount equal to the sum of:

•	At least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year;
•

At least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and

•	Any ordinary income and capital gains for previous years that were not distributed during those years.

To prevent the application of excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Distributions to Shareholders

If, at the close of each quarter of the taxable year of the Fund, at least 50% of the value of the respective Fund’s total assets consists of tax-exempt municipal securities, then such Fund is authorized to pay exempt-interest dividends to its shareholders. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) properly designated by the Fund in a written notice mailed to its shareholders within 60 days after the close of its taxable year. The maximum amount of dividends for a year that a Fund may designate as exempt-interest dividends is equal to its net tax-exempt interest earned from municipal securities for such year. Each Fund intends to invest in sufficient municipal securities so that it will qualify to pay exempt-interest dividends to its shareholders and to provide timely notice to its shareholders of the portion of its dividends that so qualify.

Exempt-interest dividends distributed to shareholders generally are excluded from gross income for federal income tax purposes except in the case of certain substantial users of facilities financed with the proceeds of bonds owned by the Fund and related persons. Exempt-interest dividends may be taken into account in determining the alternative minimum tax, as discussed hereinafter. The percentage of income that is tax-exempt is applied uniformly to all distributions made during each calendar year and thus is an annual average for a Fund rather than a day-by-day determination with respect to each shareholder.

The percentage of all ordinary income distributions other than exempt-interest dividends paid by a Fund (such as net realized investment income received from investments in debt securities other than municipal securities) and any net realized short-term capital gains (including certain amounts deemed distributed) will normally be taxable to the shareholders as ordinary income. Any distribution of net realized long-term capital gains (including amounts deemed distributed) that are properly designated as capital gains dividends by the Fund will usually be subject to federal taxation as long-term capital gains (“long-term capital gain distributions”), regardless of the length of time the investor has held such shares.

Currently, individuals are subject to a maximum rate of tax of 15% (5% in the case of certain taxpayers in the 10% or 15% tax bracket) with respect to long-term capital gains, including long-term capital gains attributable to an investment in the Fund.

Distributions to shareholders will be taxable to shareholders in the manner described above, regardless of whether the shareholder receives the dividends or reinvests them in additional shares of the Fund. All taxpayers are required to report to the Internal Revenue Service on their tax returns the amount of tax-exempt interest earned during the year, including exempt interest dividends from a Fund.

Tax-exempt municipal securities purchased after April 30, 1993, are subject to the market discount rules of the Code. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor’s purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimus rule. Market discount can arise based on the price a Fund pays for municipal securities. Accretion of market discount is taxable as ordinary income. Market discount that accretes while a Fund holds a municipal security would be recognized as ordinary income by the Fund when principal payments are received on the municipal security, upon sale of such security, or upon redemption (including early redemption) of such security, unless the Fund elects to include market discount in taxable income as it accrues. To the extent of any market discount that is included in the Fund’s investment company taxable income, distributions to shareholders of such income would be taxable to shareholders as ordinary income.

For both individuals and corporations, interest paid on certain “private activity bonds” issued on or after August 8, 1986, is treated as an item of tax preference for both individuals and corporations and therefore, may result in a the recipient being subject to alternative minimum tax. Under regulations issued by the Secretary of the Treasury, exempt-interest dividends paid by a Fund will be treated as interest on private activity bonds to the extent of the proportionate amount of interest on such private activity bonds received by the Fund. Each Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to bonds subject to the alternative minimum tax.

Exempt-interest dividends received by a shareholder that are not with respect to “private activity bonds” are not treated as a tax preference item. However, for certain corporate shareholders such dividends will be included in the computation of an adjustment item used in determining such corporation’s alternative minimum tax. The adjustment item is 75% of the excess of such corporate shareholder’s “adjusted current earnings” over its other alternative minimum taxable income with certain adjustments. Although exempt-interest dividends received by a shareholder will not be included in the gross income of corporations for federal income tax purposes, “adjusted current earnings” include all tax-exempt interest, including exempt-interest dividends received from the Fund. Corporate shareholders are advised to consult their tax advisers with respect to the tax consequences of the alternative minimum tax and the branch profits tax under Section 884 of the Code.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during January of the following year, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year such dividends are declared.

Distributions from a Fund are not expected to be eligible for the dividends received deduction for corporation shareholders or to constitute “qualified dividend income” for individual shareholders

Avoid Buying a Dividend

A potential shareholder should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, a potential shareholder should be aware that, at the time he, she or it purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such shareholder even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the shareholder’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

You should note that as of December 31, 2005, the Montana Fund and the ND Fund had a net capital loss carryforward totaling $9,206,701, and $6,519,909, respectively, which may be used by the Fund to offset capital gains realized during subsequent years through December 31, 2013.

Backup Withholding

A Fund may be required to withhold U.S. federal income tax (“backup withholding”) from all taxable distributions payable to: any shareholder who fails to furnish the Fund with his, her or its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

Under Section 86 of the Code, up to 85% of a social security recipient’s benefits may be included in gross income for a benefit recipient if the sum of his adjusted gross income, income from tax-exempt sources such as tax-exempt bonds and exempt-interest dividends from a Fund, plus 50% of his social security benefits exceeds certain base amounts. Exempt-interest dividends from the Fund are still excluded from gross income to the extent described above; they are only included in the calculation of whether a recipient’s income exceeds certain established amounts.

Redemption of shares of a Fund will be a taxable transaction for federal income tax purposes. Upon redemption, a shareholder will generally recognize gain or loss in an amount equal to the difference between the proceeds received in the redemption and the taxpayer’s adjusted basis in its shares. Assuming that a shareholder held such shares as a capital asset, the gain or loss will be a capital gain or loss. Such capital gain or loss will generally be long-term capital gain or loss if the shareholder held the shares for more than one year, and short-term capital gain or loss if the shareholder held the shares for one year or less. The date on which a share is acquired (i.e., the “trade date”) is normally excluded for purposes of determining the holding period of the shares. In the case of shareholders holding shares of a Fund for six months or less and subsequently selling those shares at a loss after receiving an exempt-interest dividend, the loss will be disallowed to the extent of the exempt-interest dividends received. If such loss is not entirely disallowed, it will be treated as a long-term capital loss to the extent any long-term capital gain distribution is made with respect to such shares during the six-month period or less that the investor owned the shares. If a loss is realized on the redemption of Fund shares, the reinvestment in additional Fund shares or the acquisition of a contract or option to acquire securities that are substantially identical to the respective Fund shares within 30 days before or after the redemption may be subject to the “wash sale” rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes. In addition, an investor cannot take into account any sales or similar charge incurred in acquiring shares of a Fund (a “load charge,” such charge does not include amounts paid with respect to the reinvestment of mutual fund share dividends) in computing gain or loss on the sale of shares of a Fund if the investor sells such shares within 90 days of the date the shares are acquired and the investor obtains and subsequently exercises the right to reinvest in shares of any mutual fund without the payment of a load charge or with the payment of a reduced charge (such charges shall be treated as incurred in connection with the reinvestment in the shares and will be included in the adjusted basis of such shares).

If a Fund either (i) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests (“appreciated financial position”) and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property; or (ii) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, a Fund will be taxed as if the appreciated financial position were sold at its fair market value on the date a fund enters into the financial position or acquires the property respectively.

Investment by a Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, such as zero coupon, pay-in-kind and step-up securities could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing a Fund to recognize income prior to the receipt of cash payments. For example, a Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, a Fund may have to dispose of securities that it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

Except to the extent described in the Prospectus under “Appendix—Additional State Information” regarding Montana and North Dakota income taxation, the exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. Taxpayers should consult their own advisers regarding the consequences under such taxes with respect to the purchase, ownership and disposition of shares of the Funds.

Interest on indebtedness which is incurred to purchase or carry shares of a RIC that distributes exempt-interest dividends during the year is not deductible for federal income tax purposes to the extent that the RIC distributes exempt-interest dividends to the shareholder during the taxable year. The amount of interest deduction disallowed is the amount which bears the same ratio to total interest paid on the debt during the year as the amount of exempt-interest dividends bears to the total of the exempt-interest dividends plus the taxable dividends received by the shareholder (excluding capital gain dividends) during the year. Further, a Fund may not be an appropriate investment for persons who are “substantial users” of facilities financed by industrial development bonds held by the respective Fund or are “related persons” to such users; such persons should consult their tax advisers before investing in the respective Fund.

State Taxes

Montana Fund

Dividends to the extent of interest received on Montana state and local government issues are exempt from Montana state income taxes in the hands of shareholders that are individuals, estates and trusts. Such dividends are subject to Montana tax, however, in the hands of shareholders that are corporations. Moreover, Montana taxes capital gains (including capital gain distributions paid by the Fund) at the same rates as ordinary income.

ND Fund

To the extent that dividends are derived from earnings on North Dakota state and local government issues, such dividends will be exempt from North Dakota income taxes in the hands of shareholders that are corporations, individuals, estates and trusts.

Tax Equivalent Yield

As of December 31, 2005, the 30-day Tax Equivalent Fund Yield for the Class B shares of the Montana Fund and the ND Fund was 6.410%, and 4.612%, respectively. As of December 31, 2005, the 30-day Tax Equivalent Fund Yield for the Class A shares of the Montana Fund and the ND Fund was 7.142%, and 5.370%, respectively. The tax equivalent yield calculation for the Montana Fund and ND Fund were based on combined federal and state income tax rates of 41.90%, and 40.54%, respectively.

Yield

As of December 31, 2005, the 30-day SEC Yield for the Class A shares of the Montana Fund and the ND Fund was 4.166%, and 3.244%, respectively, and for the Class B shares of the Montana Fund and the ND Fund was 3.739%, and 2.786%, respectively. Absent fee waivers and expense assumptions, the 30-day SEC Yield as of December 31, 2005 for the Class A shares of the Montana Fund and ND Fund would have been 3.867%, and 2.864%, respectively and for the Class B shares of the Montana Fund and ND Fund would have been 3.428%, and 2.390%, respectively.

Total Return

The following tables reflect the average annual total return for Class A and B shares of each of the Funds for the periods indicated:

Average Annual Total Returns for the Fiscal Year Ended December 30, 2005
	Class A1				Class B
	One Year	Five Year	Ten Year	Since Inception[2]	One Year[3]	Five Year	Ten Year[4]	Since Inception[5]
Montana Fund	1.07%	1.40%	N/A	2.75%	0.68%	0.93%	N/A	3.17%
ND Fund	1.53%	1.25%	N/A	2.46%	0.92%	0.77%	N/A	3.65%
[1]Not including front-end sales charge
[2]The inception date for the Class A Shares of the Montana Fund and ND Fund is January 7, 2000.

[3]The one-year return does not include the effect of the 4% maximum Contingent Deferred Sale Charge on Class B Shares. Taking into account the CDSC, the one-year return for the Class B Shares of the Montana Fund and the ND Fund would have been (3.20)% and (3.00)%, respectively.

[4]Class B shares will automatically convert to Class A shares approximately eight years after you buy them.
[5]The inception date of the Class B Shares for the Montana Fund and ND Fund is August 12, 1993, and January 3, 1989, respectively.

Tax-Free Versus Taxable Income

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Funds with taxable alternative instruments, the tables below present the taxable equivalent yields for hypothetical tax-free yields and tax rates. Taxable equivalent yield is computed by dividing that portion of the Fund’s yield which is tax-exempt by the remainder of 1 minus the stated combined federal and state income tax rate and adding the product to that portion, if any, of the Fund’s yield that is not tax-exempt. Our calculations below are based on the maximum federal statutory tax rates applicable in 2005. The highest marginal federal tax rate for 2005 can be in excess of the statutory maximum federal tax rate due to the disallowance of a portion of itemized deductions and personal exemptions.

Montana

The following table shows the rate of return an individual Montana investor would need to receive from a taxable investment to equal the rate of return from the Montana Fund. The table assumes that the investor’s income from a taxable investment would be subject to federal income tax at the maximum federal rate and Montana state income tax at a rate equal to 6.9% of the Montana taxable income. This assumes that the maximum Montana individual income tax rate will remain at 6.9%.

We have calculated the combined marginal tax rate based on families with taxable income over $326,450 for 2005 filing on a married filing jointly basis with two dependent children. At this level of income, the highest federal marginal tax rate is 35.00%. In addition, this assumes the investor is not subject to alternative minimum tax and has a reasonable amount of itemized deductions.

The following table uses the combined marginal tax rate of 41.90% for taxable income over $326,450 to present the equivalent taxable yield for taxpayers in the situations presented above assuming that federal income taxes are deductible in calculating Montana taxable income and that Montana income taxes are deductible in calculating federal taxable income.

Montana Tax-Free Yield	Equivalent Taxable Yield for Taxpayer in 2005
3.50%	6.02%
4.00%	6.88%
4.50%	7.75%
5.00%	8.61%
5.50%	9.47%
5.75%	9.90%

North Dakota

The following table shows the rate of return an individual North Dakota investor would need to receive from a taxable investment to equal the rate of return from the ND Fund. The table assumes that the investor’s income from a taxable investment would be subject to federal income tax at the maximum federal rate and North Dakota state income tax at a rate equal to 5.54% of the North Dakota taxable income.

We have calculated the combined marginal tax rate based on a family with taxable income over $326,450 for 2005 filing on a married filing jointly basis with two dependent children. At this level of income, the highest federal marginal tax rate is 35.00%. In addition, this assumes the investor is not subject to alternative minimum tax and has a reasonable amount of itemized deductions. Assuming the deductibility of North Dakota taxes in computing federal taxable income, the combined marginal tax rate for this taxpayer is approximately 40.54%.

The following table uses the combined marginal tax rate of 40.54% to present the equivalent taxable yield for taxpayers in the situation presented above.

ND Tax-Free Yield	Equivalent Taxable Yield for Taxpayer in 2005
3.50%	5.89%
4.00%	6.73%
4.50%	7.57%
5.00%	8.41%
5.50%	9.25%
5.75%	9.67%

ORGANIZATION AND SHARE ATTRIBUTES

Each Fund is organized as a corporation under the laws of the State of North Dakota and is authorized to issue multiple classes and one series, with a par value of $.001 per share. The ND Fund was incorporated on October 7, 1988, and the Montana Fund was incorporated on April 15, 1993. The ND Fund is authorized to issue a total of 100,000,000 shares and the Montana Fund is authorized to issue a total of 200,000,000 shares.

Each Fund has established four classes designated Class A, Class B, Class C and Class R shares, but is publicly offering only Class A and Class B shares. Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects (including equal rights as to voting, redemption, dividends and liquidation) except that: (i) each class bears its own class expenses, including distribution and administration expenses; (ii) each class has exclusive voting rights with respect to any matters submitted to shareholders that relate solely to that class or for which the interests of one class differ from the interests of another class or classes, such differences relating to eligible investors as may be set forth in the Funds’ Prospectus or SAI from time to time; (iii) the designation of each class of shares; and (iv) any conversion or exchange features. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund’s classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described above. The Boards of each Fund have the right to establish additional classes in the future, to change those classes and to determine the preferences, voting powers, rights and privileges thereof.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses include distribution and service fees. The expenses to be borne by specific classes of shares may include: 12b-1 distribution fees and service fees; expenses associated with the addition of share classes to a Fund (to the extent that the expenses were not fully accrued prior to the issuance of the new classes of shares); expenses of administrative personnel and services required to support the shareholders of a specific class; litigation or other legal expenses relating to a specific class of shares; directors’ fees or expenses incurred as a result of issues relating to a specific class of shares; and accounting expenses relating to a specific class of shares. Shares are fully paid and nonassessable when issued, are redeemable and freely transferable.

Cumulative voting, a form of proportional representation, is permitted in the election of directors. Under cumulative voting, a shareholder may cumulate votes either by casting for one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes represented by the shares entitled to vote or by distributing all of those votes on the same principle among any number of candidates.

Shareholder Meetings

It is uncommon for a Fund to hold regular meetings of shareholders. Each Fund’s bylaws provide the regular meetings of shareholders may be held on an annual or other less frequent basis but need not be held unless required by law. Under the North Dakota Business Corporation Act, a shareholder or shareholders holding 5% or more of the voting power of all shares entitled to vote may demand a regular meeting by written notice of demand given to the President or Secretary of the Fund if a regular meeting of shareholders has not been held during the earlier of: (i) six months after the fiscal year end of the corporation; or (ii) fifteen months after its last meeting. Within thirty days after receipt of the demand by one of those officers, the Board must cause a regular meeting of shareholders to be called and held at the expense of the Fund on notice no later than ninety days after receipt of the demand. If the Board fails to do so, the shareholder or shareholders making the demand may call the meeting by giving notice as prescribed by law. All necessary expenses of the notice and the meeting must be paid by the respective Fund.

In addition to regular meetings, special meetings of shareholders may be called for any purpose at any time in the manner prescribed under the North Dakota Business Corporation Act. Meetings of shareholders will also be held whenever required in order to comply with the Act of 1940; however, each Fund does not intend to hold annual shareholder meetings. Shareholders have the right to remove directors.

EXPENSES OF THE FUNDS

The expenses of each Fund are deducted from its respective total income before dividends are paid. These expenses include, but are not limited to: organizational expenses; taxes; interest; brokerage fees and commissions, if any; fees and expenses of directors and officers of the Fund who are not officers or directors of the Investment Adviser; SEC fees and state securities laws fees; charges of custodians, transfer agents and dividend disbursing agents; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports; costs of meetings of the shareholders of the Fund and of the officers and Board of Directors of the Fund; and any extraordinary expenses. In addition, each Fund pays 12b-1 fees pursuant to the terms of a Distribution and Service Plan adopted under Rule 12b-1 of the 1940 Act.

FINANCIAL STATEMENTS

The audited financial statements for the Fund’s most recent fiscal year appear in each Fund’s respective annual reports, which are incorporated by reference. The annual report accompanies this SAI.

APPENDIX—RATINGS OF INVESTMENTS

Description Municipal Bond Ratings

The four highest ratings of Moody’s Investors Service, Inc. (“Moody’s”), for municipal bonds are Aaa, Aa, A and Baa. The four highest ratings of Standard & Poor’s Corporation (“S&P”) for municipal bonds are AAA, AA, A and BBB.

Moody’s	Aaa[1]	Municipal bonds judged to be the “best quality”
Moody’s	Aa1	Municipal bonds of high quality by all standards, but as to which margins of protection or other elements make long‑term risks appear somewhat larger than Aaa rated municipal bonds
Moody’s	A1

Municipal bonds that possess many favorable investment attributes and are considered “upper medium grade obligations.” Factors giving security to principal and interest of A rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody’s	Baa

Municipal bonds that are considered as medium grade obligations; they are neither highly protected nor poorly secured. Interest coverage and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

S&P	AAA	Capacity to pay interest and repay principal is extremely strong
S&P	AA	A very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree
S&P	A

A strong capacity to pay interest and repay principal although they are somewhat susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories

S&P	BBB

An adequate capacity to pay interest and repay principal; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity

1The Aaa, Aa and A rated municipal bonds comprise what are generally known as “high grade bonds.”

Description of Corporate Debt Obligations

Moody’s	Aaa	judged to be the best quality
Moody’s	Aa	high quality by all standards, margins of protection or other elements make long-term risks appear somewhat larger than those rated Aaa
Moody’s	A	upper medium grade obligations; considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future
S&P	AAA	highest grade obligations
S&P	AA	high grade obligations; in the majority of instances differ from AAA issues only in small degree
S&P	A	upper medium grade; considerable investment strength, but are not entirely free from adverse effects of changes in economic and trade conditions

Description of Commercial Paper Ratings

Taxable or tax-exempt commercial paper ratings of A-1 or A-2 by S&P and P-1 or P-2 by Moody’s are the highest paper ratings of the respective agencies. The issuer’s earnings, quality of long term debt, management, and industry position are among the factors considered in assigning such ratings.

Subsequent to its purchase by a Fund, an issue of Municipal Securities or a temporary investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. The Funds will promptly dispose of a bond whose rating drops below investment grade or is reduced in credit quality with respect to unrated securities. The Board of Directors may change this policy if it determines that prompt disposal of a bond would not be in the best interests of shareholders. To the extent that the ratings accorded by S&P or Moody’s for municipal bonds or temporary investments may change as a result of changes in such organizations or changes in their rating system, the Fund will attempt to use comparable ratings as standards for its investments in municipal bonds or temporary investments in accordance with the investment policies contained herein.

PART C OTHER INFORMATION
ITEM 23. EXHIBITS
(a) (1)	Articles of Incorporation[1]
(2)	Amendment to Articles of Incorporation[2]
(3)	Certificate for the Establishment of Rights of Classes[2]
(b)	Bylaws[1]
(c)	Specimen Copy of Share Certificates[1]
(d)	Investment Advisory Agreement between Registrant and Integrity Money Management, Inc.[3]
(e) (1)	Distribution Agreement between Registrant and Integrity Funds Distributor, Inc.[3]
(2)	Form of Dealer Sales Agreement between Registrant and Integrity Funds Distributor, Inc.[3]
(f)	Not Applicable
(g)	Custody Agreement between Registrant and Wells Fargo Bank Minnesota, National Association[4]
(h) (1)	Transfer Agency Agreement between Registrant and Integrity Fund Services, Inc.[3]
(2)	Accounting Services Agreement between Registrant and Integrity Fund Services, Inc.[3]
(i)	Opinion of Legal Counsel -- Stradley Ronon Stevens & Young LLP[3]
(j) (1)	Consent of Independent Auditors – Brady Martz & Associates, P.C.[5]
(2)	Consent of Legal Counsel -- Sutherland Asbill & Brennan LLP[5]
(k)	Not Applicable
(l)	Purchase Agreement[1]
(m)	Distribution and Service Plan[3]
(n)	Multiple Class Plan adopted pursuant to Rule 18F-3[3]
(o)	Reserved
(p)	Code of Ethics[5]

[1]Previously filed with and incorporated by reference to Post-Effective Amendment Number 11, filed on February 28,1997.

[2]Previously filed with and incorporated by reference to Post-Effective Amendment Number 17, filed on April 28, 2000.

[3]Previously filed with and incorporated by reference to Post-Effective Amendment Number 21, filed on April 27, 2004.

[4]Previously filed with and incorporated by reference to Post-Effective Amendment Number 19, filed on April 26, 2002.

[5]Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
Not Applicable.

ITEM 25. INDEMNIFICATION

Section 4 of the Distribution Agreement [Exhibit (e)(1)] provides for the indemnification of Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), Registrant’s principal underwriter, against certain losses. Section 12 of the Transfer Agency Agreement [Exhibit (h)(1)] provides for the indemnification of Integrity Fund Services, Inc. (“Integrity Fund Services”), Registrant’s transfer agent, against certain losses.

Indemnification of directors, officers, employees, and agents of Registrant is required under Section 10‑19.1‑91 of the North Dakota Century Code. In addition, Registrant has obtained an insurance policy on behalf of directors and officers against any liability asserted against and incurred by the person in or arising from that person’s official capacity to the extent permitted by law.

In no event will Registrant indemnify its directors, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office arising under his agreement with Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Anything in the North Dakota Business Corporation Act (Chapters 10‑19 through 10‑23 of the North Dakota Century Code), the Fund’s Articles of Incorporation or Bylaws, or the Investment Advisory, Distribution, or Transfer Agency Agreements to the contrary notwithstanding, Registrant will comply in all respects with the provisions of Investment Company Act Release No. 11330 (September 4, 1980) concerning indemnification.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Integrity Money Management, Inc. (the “Investment Adviser”), is a wholly‑owned subsidiary of Integrity Mutual Funds, Inc. (“Integrity Mutual Funds”), Registrant’s promoter. The Investment Adviser was organized under the laws of the State of North Dakota on August 19, 1988, and also serves as investment adviser for ND Tax-Free Fund, Inc. (“NDTFF”), Integrity Fund of Funds, Inc. (“IFOFX”), Integrity Managed Portfolios and The Integrity Funds.

The officers and directors of the Investment Adviser are Robert E. Walstad and Peter A. Quist. Mr. Walstad and Mr. Quist are also officers and directors of Integrity Mutual Funds and Mr. Quist is also officer and director of Integrity Funds Distributor, Registrant’s principal underwriter and initial shareholder, Integrity Fund Services, Registrant’s transfer agent, NDTFF, and Integrity Fund of Funds, Inc. Mr. Quist is also an officer and Mr. Walstad is an officer and trustee of Integrity Managed Portfolios and The Integrity Funds.

Mr. Walstad served as a stockbroker and branch manager of the Minot, North Dakota, office of Dean Witter Reynolds from September 1977 to October 1987 when he resigned to organize Integrity Mutual Funds. Mr. Quist was Securities Commissioner of the State of North Dakota from May 6, 1983, to January 31, 1988, when he resigned to join Integrity Mutual Funds as vice president and director.

The Investment Adviser, Registrant, Integrity Mutual Funds, Integrity Funds Distributor, NDTFF, Integrity Fund of Funds, Inc., Integrity Managed Portfolios and The Integrity Funds have their principal address at 1 Main Street North, Minot, North Dakota 58703.

ITEM 27. PRINCIPAL UNDERWRITERS
(a)

The principal underwriter of the Fund’s shares, Integrity Funds Distributor, Inc., currently acts as a principal underwriter, depositor or investment adviser for the following other investment companies:

The Integrity Funds Integrity Managed Portfolios Montana Tax-Free Fund, Inc. Integrity Fund of Funds, Inc.
(b)

Information with respect to each officer and director of Integrity Funds Distributor, Inc., is incorporated by reference to Schedule A of Form BD filed by it under The Securities and Exchange Act of 1934 (File No. 8- 042561).

(c)	Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

Wells Fargo Bank, NA, Global Trust & Custody, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479, serves as custodian of Registrant and maintains all records related to that function. Integrity Fund Services serves as transfer agent, dividend disbursing, administrative, and accounting services agent of Registrant and maintains all records related to those functions. Integrity Funds Distributor serves as the principal underwriter of Registrant and maintains all records related to that function. Integrity Money Management, Inc. (“Integrity Money Management”), serves as Registrant’s investment adviser and maintains all records related to that function. Registrant maintains all of its corporate records. The address of Integrity Funds Distributor, Integrity Fund Services, Integrity Money Management, and Registrant is 1 Main Street North, Minot, North Dakota 58703.

ITEM 29. MANAGEMENT SERVICES
Not Applicable.

ITEM 30. UNDERTAKINGS
Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post‑Effective Amendment Number 24 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minot, State of North Dakota, on the 27th day of April, 2006.

ND TAX-FREE FUND, INC.
By:	_______________________
Robert E. Walstad President

The undersigned each hereby constitutes and appoints Robert E. Walstad his attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to Registration No. 33-25138 and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment Number 24 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

_______________________
Jerry M. Stai
Director
April 27,2006

_______________________
 Orlin W. Backes
Director
April 27, 2006

_______________________
R. James Maxson
Director
April 27, 2006

_______________________
Robert E. Walstad
President
April 27, 2006

EXHIBITS

(j) (1)	Consent of Independent Auditors – Brady Martz & Associates, P.C.
(2)	Consent of Legal Counsel -- Sutherland Asbill & Brennan LLP
(p)	Code of Ethics